Use these links to rapidly review the document
PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

Comerica Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Comerica Incorporated

Proxy Statement and Notice of
2011 Annual Meeting of Shareholders

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

March 18, 2011

Dear Shareholder,

It is our pleasure to invite you to attend the 2011 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, April 26, 2011 at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

The annual report, which we are simultaneously mailing or otherwise providing to you (or which we previously mailed or otherwise provided to you), summarizes Comerica's major developments during 2010 and includes the 2010 consolidated financial statements.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

QUESTIONS AND ANSWERS	1
SECURITY OWNERSHIP OF MANAGEMENT	8
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
EXECUTIVE OFFICERS	10
COMPENSATION OF EXECUTIVE OFFICERS	15
COMPENSATION DISCUSSION AND ANALYSIS	15
GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT	33
2010 SUMMARY COMPENSATION TABLE	36
2010 GRANTS OF PLAN-BASED AWARDS	39
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010	43
2010 OPTION EXERCISES AND STOCK VESTED	44
PENSION BENEFITS AT FISCAL YEAR-END 2010	45
2010 NONQUALIFIED DEFERRED COMPENSATION	48
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL AT FISCAL YEAR-END 2010	49
TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA	54
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	54
PROPOSAL I SUBMITTED FOR YOUR VOTE — ELECTION OF DIRECTORS	56
INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS	58
NOMINEES FOR CLASS III DIRECTORS — TERMS EXPIRING IN 2012	58
INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2012	60
INCUMBENT CLASS II DIRECTORS — TERMS EXPIRING IN 2013	61
RETIRING DIRECTOR	61
COMMITTEES AND MEETINGS OF DIRECTORS	63
COMMITTEE ASSIGNMENTS	63
NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD	65
BOARD LEADERSHIP STRUCTURE	65
ROLE IN RISK OVERSIGHT	66
DIRECTOR INDEPENDENCE AND TRANSACTIONS OF DIRECTORS WITH COMERICA	66
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	68
COMPENSATION OF DIRECTORS	69
PROPOSAL II SUBMITTED FOR YOUR VOTE — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	72
INDEPENDENT AUDITORS	72
AUDIT COMMITTEE REPORT	74
PROPOSAL III SUBMITTED FOR YOUR VOTE — APPROVAL OF THE COMERICA INCORPORATED 2011 MANAGEMENT INCENTIVE PLAN	75
PROPOSAL IV SUBMITTED FOR YOUR VOTE — AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE SUPERMAJORITY PROVISIONS	81
PROPOSAL V SUBMITTED FOR YOUR VOTE — NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION	83
PROPOSAL VI SUBMITTED FOR YOUR VOTE — NON-BINDING, ADVISORY VOTE ON THE FREQUENCY THAT SHAREHOLDERS ARE TO BE PRESENTED WITH ADVISORY PROPOSALS APPROVING EXECUTIVE COMPENSATION	84
ANNUAL REPORT TO SHAREHOLDERS	85
OTHER MATTERS	85
APPENDIX I — EXCERPT FROM COMERICA INCORPORATED CORPORATE GOVERNANCE GUIDELINES	I-1
APPENDIX II — COMERICA INCORPORATED 2011 MANAGEMENT INCENTIVE PLAN	II-1
APPENDIX III — PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION	III-1
APPENDIX IV — PROPOSED AMENDMENTS TO BYLAWS	IV-1

COMERICA INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 26, 2011

Date:	April 26, 2011
Time:	9:30 a.m., Central Time
Place:	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders for the following purposes:

  1.
  To elect four Class III directors nominated by the Board of Directors for one-year terms expiring in 2012 or upon the election and qualification of their successors;

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2011;

  3.
  To approve the Comerica Incorporated 2011 Management Incentive Plan;

  4.
  To amend the Certificate of Incorporation and Bylaws to eliminate supermajority voting provisions;

  5.
  To approve a non-binding, advisory proposal approving executive compensation;

  6.
  To vote on a non-binding, advisory proposal regarding the frequency that shareholders are to be presented with advisory proposals approving executive compensation (every one, two or three years); and

  7.
  To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 25, 2011 (the "Record Date"). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares with you to the Annual Meeting. See the "Questions and Answers" section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote by signing, dating and returning the enclosed proxy card, if applicable, by using the automated telephone voting system, or by using the Internet voting system. "Street name" holders must vote their shares in the manner prescribed by their brokerage firm, bank or other nominee. You will find instructions for voting in the "Questions and Answers" section of the proxy statement.

By Order of the Board of Directors,

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 18, 2011

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

2011 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. The Board of Directors of Comerica Incorporated ("Comerica" or the "Company") is soliciting this proxy. All references in this proxy statement to "you" will mean you, the shareholder, and to "yours" will mean the shareholder's or shareholders', as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement and, if applicable, the accompanying proxy card were first mailed to the shareholders on or about March 18, 2011.

Who can vote?

Only record holders of Comerica's common stock at the close of business on February 25, 2011, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote, for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See "How can I vote?" below.

How can I vote?

If you are a shareholder of record as of the Record Date, as opposed to a street name holder, you will be able to vote in four ways: In person, by telephone, by the Internet, or (in most cases) by proxy card. If you previously enrolled in a program to receive electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions, however, you may receive an email notice rather than a proxy card, in which case the email notice will provide you with the information you will need to vote.

To vote by proxy card, sign, date and return the enclosed proxy card, if applicable. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

        TO VOTE BY TELEPHONE: 1-800-560-1965

  •
  Use any touch-tone telephone to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

  •
  Follow the simple instructions the system provides you.

  •
  You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 25, 2011. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 24, 2011.

(OR)

        TO VOTE BY THE INTERNET:            http://www.ematerials.com/cma

  •
  Use the Internet to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

  •
  Follow the simple instructions to obtain your records and create an electronic ballot.

  •
  You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 25, 2011. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 24, 2011.

If you submit a proxy to Comerica before the Annual Meeting, the persons named as proxies will vote your shares as you direct. If no instructions are specified, the proxy will be voted for the four Class III directors nominated by the Board of Directors; for the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2011; for the approval of the Comerica Incorporated 2011 Management Incentive Plan; for the amendment to the Certificate of Incorporation and Bylaws to eliminate supermajority voting provisions; for the approval of executive compensation; and for "one year" as the frequency that shareholders are to be presented with advisory proposals approving executive compensation.

You may revoke a proxy at any time before the proxy is exercised by:

  (1)
  delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

  (2)
  submitting another properly completed proxy card that is later dated;

  (3)
  voting by telephone at a subsequent time;

  (4)
  voting by the Internet at a subsequent time; or

  (5)
  voting in person at the Annual Meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 177,105,588 shares of Comerica's common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, or 88,552,795 shares, present or represented by proxy at the meeting, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for Class III director receiving a majority of the votes cast (i.e., the number of shares voted "for" a director nominee exceeds the number of votes cast "against" that nominee) will be elected as Class III directors. Votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting "abstain" have no effect on the election of directors. If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting.

Proposal Regarding the Frequency of Shareholder Say on Pay Votes:    If a quorum exists, the option of one year, two years or three years that receives the highest number of votes cast by shareholders will be deemed to be the frequency for the advisory vote on executive compensation that has been selected by shareholders. Therefore, abstentions will have no effect on the outcome of the voting on that proposal. Broker non-votes (described below) will not be counted as eligible to vote on the applicable proposal and, therefore, also will have no effect on the outcome of the voting on that proposal.

Other Proposals:    If a quorum exists, the proposals: (i) to ratify the appointment of Ernst & Young LLP as independent auditors; (ii) to approve the Comerica Incorporated 2011 Management Incentive Plan; (iii) to amend the Certificate of Incorporation and Bylaws to eliminate supermajority provisions and (iv) to approve a nonbinding, advisory proposal to approve executive compensation must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the applicable proposal. Broker non-votes will not be counted as eligible to vote on the applicable proposal and, therefore, will have no effect on the outcome of the voting on that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs.

Comerica will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly completed proxies will be voted (i) to elect the four Class III directors nominated by the Board of Directors; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors; (iii) to approve the Comerica Incorporated 2011 Management Incentive Plan; (iv) to approve the amendments to the Certificate of Incorporation and Bylaws to eliminate supermajority provisions; (v) to approve the nonbinding, advisory proposal to approve executive compensation and (vi) for "one year" with respect to the frequency of advisory proposals approving executive compensation to be presented to shareholders. No other matters are currently scheduled to be acted upon at the Annual Meeting.

An independent third party, Wells Fargo Bank, N.A., will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Inc., a proxy solicitation firm, at a cost of $10,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica's common stock.

How does the Board select nominees for the Board?

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Governance, Compensation and Nominating Committee will consider director nominees proposed by shareholders, as well as other shareholder proposals, provided such proposals comply with Comerica's applicable procedures as described below. More information regarding the selection of director nominees is included below under "Proposal I Submitted for Your Vote — Election of Directors."

When are shareholder proposals for the 2012 Annual Meeting due?

To be considered for inclusion in next year's proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by November 19, 2011.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica's shareholders. For the 2012 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 27, 2012 and no earlier than the close of business on December 28, 2011. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 26, 2012), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

Comerica's bylaws contain additional requirements for shareholder proposals. A copy of Comerica's bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2012 Annual Meeting?

All shareholder nominations of persons for election as directors at the 2012 Annual Meeting of Shareholders must comply with applicable laws and regulations, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2012 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 27, 2012 and no earlier than the close of business on December 28, 2011.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 26, 2012), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a

"Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica's bylaws specifying the advance notice and additional requirements for shareholder nominations by making a written request to the Corporate Secretary.

How many of Comerica's directors are independent?

Comerica's Board of Directors has determined that 9 of Comerica's 10 current directors, or 90%, are independent. For a discussion of the Board of Directors' basis for this determination, see the section of this proxy statement entitled "Director Independence and Transactions of Directors with Comerica."

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer and Executive Vice President of Finance of Comerica. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica's website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

How many copies of the annual report and proxy statement should I receive?

Unless we receive contrary instructions, we normally send a single set of our annual report or proxy statement to a household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "Householding," and it benefits both Comerica and you. It reduces the volume of duplicate information received at your household and helps Comerica reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

Comerica will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. If you received a single set of disclosure documents for the current year, but you would prefer to receive your own copy this year, you may direct requests for separate copies to the Corporate Secretary.

If you are a registered shareholder who resides at the same address as another shareholder and you would prefer to receive your own set of the annual report and/or proxy statement in future years, you may contact our transfer agent, Wells Fargo Shareowner Services, at (877) 602-7615. You will need to enter your account number and Comerica number 114. Alternatively, you may write to our transfer agent at the following address: Wells Fargo Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. If you hold your shares in street name, you may revoke your consent to Householding by contacting your brokerage firm, bank or other nominee or by following the directions set forth on the voting instruction card you received with the proxy materials. If you are currently receiving multiple copies of the annual report and/or proxy statement and want to receive only a single copy in the future through Householding, follow the same instructions set forth above for registered shareholders or street name holders, as applicable.

Is this year's proxy statement available electronically?

Yes. You may view this proxy statement, as well as the 2010 annual report, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view, either the proxy statement or annual report.

Can I receive future annual reports and proxy statements electronically instead of receiving paper copies through the mail?

Yes. If your shares are registered directly in your name (i.e., you do not hold them in street name) and you have access to the Internet, you can receive Comerica's annual report and proxy statement over the Internet rather than in printed form. Enrolling in this service will take just a few minutes of your time. It will give you faster delivery of the documents and will save Comerica the cost of printing and mailing. To agree to access the electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions by mail, go to www.ematerials.com/cma and follow the instructions under Request Meeting Materials. Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website. If you agree to electronic delivery, once the annual report and proxy statement are available on the website, we will email you a notice with the website address that you should use to access the information and to receive voting instructions. Paper copies of the annual report and proxy statement would not be sent unless you request them. Comerica also may choose to send one or more items to you in paper form despite your consent to receive them electronically.

If you hold your shares in street name, you should contact your brokerage firm, bank or other nominee to determine the process for receiving Comerica's annual report and proxy statement over the Internet rather than in printed form.

By consenting to electronic delivery, you are stating that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because Comerica may rely on your consent and not deliver paper copies of future Annual Meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the annual report and proxy statement.

A copy of Comerica's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2011.

The proxy statement and annual report to security holders are available at www.ematerials.com/cma.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica's common stock beneficially owned by Comerica's incumbent directors and director nominees, the officers named in the "2010 Summary Compensation Table" presented in this proxy statement (the "named executive officers") and all incumbent directors and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of February 25, 2011 and also any shares which the individual can acquire by April 26, 2011 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Elizabeth S. Acton	299,241	(1)(10)	*
Ralph W. Babb, Jr.	1,425,624	(2)(10)	*
Mary Constance Beck	246,717	(3)	*
James F. Cordes	51,004	(4)(5)(6)	*
Roger A. Cregg	12,622	(4)(7)	*
T. Kevin DeNicola	13,580	(4)(7)	*
Curtis C. Farmer	40,147	(8)	*
Dale E. Greene	379,036	(9)(10)	*
Jacqueline P. Kane	6,512	(4)(7)(11)	*
Richard G. Lindner	14,343	(4)(7)	*
Alfred A. Piergallini	70,742	(4)(7)(12)	*
Robert S. Taubman	34,379	(4)(7)(13)	*
Reginald M. Turner, Jr.	12,324	(4)(7)	*
Nina G. Vaca (Ximena G. Humrichouse)	6,367	(4)(7)	*
Directors and executive officers as a group (27 people)	4,164,059	(14)(15)	2.32%

Footnotes:

*
Represents holdings of less than one percent of Comerica's common stock.

(1)
Includes 64,759 shares of restricted stock of Comerica subject to future vesting conditions ("restricted stock") and options to purchase 208,000 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011, which Comerica granted to Ms. Acton under Comerica's Long-Term Incentive Plan.

(2)
Includes 253,900 shares of restricted stock and options to purchase 961,800 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011, which Comerica granted to Mr. Babb under Comerica's Long-Term Incentive Plan. Also includes 117,342 shares held jointly with his spouse.

(3)
Includes options to purchase 181,750 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011, which Comerica granted to Ms. Beck under Comerica's Long-Term Incentive Plan. Ms. Beck retired, effective January 31, 2011.

(4)
Includes restricted stock units, over which directors do not have voting or investment power, as follows: 9,993 restricted stock units for each non-employee director except for Roger A. Cregg and T. Kevin DeNicola, who each hold 7,389 restricted stock units, Reginald M. Turner, Jr., who holds 9,589 restricted stock units, Richard G. Lindner, who holds 6,151 restricted stock units and Jacqueline P. Kane and Nina G. Vaca, who each hold 4,115 restricted stock units. These restricted stock units vest one year after the date of the award, with such vesting contingent upon the participant's continued service as a director of Comerica for a period of one year after the date of the award. They will be settled in common stock one year after the respective director's service as a director of Comerica terminates.

(5)
Includes options to purchase 10,000 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(6)
Includes warrants to purchase 5,000 shares of common stock of Comerica that are currently exercisable.

(7)
Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Roger A. Cregg, 234 shares; T. Kevin DeNicola, 6,191 shares; Jacqueline P. Kane, 1,323 shares; Richard G. Lindner, 8,192 shares; Alfred A. Piergallini, 5,515 shares; Robert S. Taubman, 4,206 shares; Reginald M. Turner, Jr., 735 shares; and Nina G. Vaca, 2,252 shares.

(8)
Includes 40,147 shares of restricted stock, which Comerica granted to Mr. Farmer under Comerica's Long-Term Incentive Plan.

(9)
Includes 72,944 shares of restricted stock and options to purchase 243,600 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011, which Comerica granted to Mr. Greene under Comerica's Long-Term Incentive Plan. Also includes 34,988 shares in an account held jointly with his spouse and includes 155 shares in a 401(k) account held by his spouse.

(10)
Includes the following number of shares deemed invested, on behalf of the respective executives, in Comerica common stock under deferred compensation plans: Ms. Acton, 632 shares; Mr. Babb, 38,198 shares; and Mr. Greene, 13,285 shares.

(11)
Includes 1,074 shares in an account held jointly with her spouse.

(12)
Includes options to purchase 10,000 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(13)
Includes options to purchase 10,000 shares of common stock of Comerica that are or will be exercisable as of April 26, 2011. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(14)
Includes 812,001 shares of restricted stock and options to purchase 2,605,570 shares of Comerica's common stock that are exercisable by February 25, 2011 or will become exercisable by April 26, 2011, all of which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica's long-term incentive plans and Comerica's Stock Option Plan for Non-Employee Directors. The number shown also includes 35,000 restricted stock units held by one or more executive officers as a group and 68,727 restricted stock units owned by incumbent directors and nominees as a group; in each case, the officer or director does not have voting or investment power over such restricted stock units. The restricted stock units held by an executive officer will not be settled until March 4, 2021. 112,002 shares are deemed invested, on behalf of the directors and executives, in Comerica common stock under deferred compensation plans; the officer or director does not have voting power over such shares. The number additionally includes 166,452 shares of Comerica's common stock for which the directors, nominees and executive officers share voting and investment power, or which are held by spouses of such persons. As well, the number includes warrants to purchase 5,000 shares of common stock of Comerica. The number shown does not include any shares that are pledged.

(15)
As of February 25, 2011, consists of 9 non-employee directors, 17 current executive officers, one of whom is an employee director, and one named executive officer who has retired.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2010, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements, except that Mr. Michalak filed one late report covering a grant of options due to an administrative oversight.

 EXECUTIVE OFFICERS

The following table provides information about Comerica's current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Policy Committee, (2) the Chief Accounting Officer and (3) the Executive Vice President of Finance. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Executive Vice President and Chief Financial Officer (Ms. Acton), the Vice Chairman (Mr. Anderson), the Executive Vice President, Governance, Regulatory Relations and Legal Affairs and Corporate Secretary (Mr. Bilstrom), the Executive Vice President, Chief Human Resources Officer (Ms. Burkhart), the Executive Vice President, General Auditor (Mr. Duprey) (non-voting member), the Executive Vice President, Wealth and Institutional Management and Retail Bank (Mr. Farmer), the Executive Vice President and President of Comerica Bank-Texas Market (Mr. Faubion), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Western Market (Mr. Fulton), the Executive Vice President, Business Bank (Mr. Greene), the Executive Vice President of Comerica Incorporated and the Chairman of Comerica Bank-Texas Market (Mr. Gummer), the Executive Vice President and Chief Credit Officer (Mr. Killian), the Executive Vice President, Corporate Planning, Development and Risk Management (Mr. Michalak), the Executive Vice President and Chief Information Officer (Mr. Obermeyer) and the Executive Vice President of Comerica Incorporated and the President of Comerica Bank-Michigan Market (Mr. Ogden). The Chief Accounting Officer is Ms. Carr, and the Executive Vice President of Finance is Mr. McDermott.

Name	Age as of March 18, 2011	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Elizabeth S. Acton	59	Executive Vice President and Chief Financial Officer (since April 2002) and Treasurer (May 2004 to May 2005), Comerica Incorporated and Comerica Bank.	2002-Present
Lars C. Anderson	50	Vice Chairman (since December 2010), Comerica Incorporated; Vice Chairman, Business Bank (since December 2010), Comerica Bank; Executive Vice President (October 2010 to November 2010), Group Banking Executive (August 2010 to November 2010), Group President, Georgia and Texas (August 2009 to August 2010), Group President, Georgia and Alabama (2003 to August 2009) and Regional President (2001 to October 2010), BB&T Corporation (financial services company).	December 2010-Present

Name	Age as of March 18, 2011	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Ralph W. Babb, Jr.	62	President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.	1995-Present
Jon W. Bilstrom	64	Executive Vice President (since January 2003) and Corporate Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank.	2003-Present
Megan D. Burkhart	39	Executive Vice President, Chief Human Resources Officer (since January 2010), Senior Vice President and Director of Compensation (February 2007 to January 2010), and First Vice President, Human Resources Director, Credit and Corporate Staff (June 2004 to February 2007), Comerica Incorporated and Comerica Bank.	January 2010-Present
Muneera S. Carr	42	Chief Accounting Officer (since July 2010) and Senior Vice President (since February 2010), Comerica Incorporated and Comerica Bank; Senior Vice President, Head of Accounting Policy (June 2009 to January 2010), Suntrust Banks, Inc. (financial services company); Professional Accounting Fellow (June 2007 to June 2009), Securities and Exchange Commission Office of Chief Accountant (federal securities regulatory agency); Senior Vice President, Accounting Policy (July 2005 to June 2007), Bank of America (financial services company).	February 2010-Present

Name	Age as of March 18, 2011	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
David E. Duprey	53	Executive Vice President, General Auditor (since March 2006), Comerica Incorporated and Comerica Bank; and Partner (October 1993 to March 2006), Ernst & Young LLP (registered independent accounting firm).	2006-Present
Curtis C. Farmer	48	Executive Vice President (since October 2008), Comerica Incorporated and Comerica Bank; Executive Vice President and Wealth Management Director (October 2005 to October 2008), Wachovia Corporation (financial services company).	2008-Present
J. Patrick Faubion	57	Executive Vice President (since August 2010), Comerica Incorporated; President — Texas Market (since July 2010), Executive Vice President (January 2010 to July 2010) and Executive Vice President — Texas Market (July 2003 to January 2010), Comerica Bank.	August 2010-Present
J. Michael Fulton	61	Executive Vice President (since May 2002 and April 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Market (since July 2003), Comerica Bank.	1994-2001; 2003-Present
Dale E. Greene	64	Executive Vice President, Business Bank (February 2010 to present), Executive Vice President and Chief Credit Policy Officer (December 2002 to January 2010), Comerica Incorporated; Executive Vice President (since March 1996), Comerica Bank.	1996-2001; 2003-Present

Name	Age as of March 18, 2011	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Charles L. Gummer	64	Executive Vice President (since May 2002 and May 1997 to May 2000), Comerica Incorporated; Chairman, Comerica Bank — Texas Market (since July 2010), President and Chief Executive Officer — Texas Market (July 2003 to July 2010), Comerica Bank.	1992-2001; 2003- Present
John M. Killian	58	Executive Vice President and Chief Credit Officer (February 2010 to present) and Executive Vice President, Credit Policy (October 2002 to January 2010), Comerica Incorporated and Comerica Bank.	February 2010- Present
Robert D. McDermott	53	Executive Vice President of Finance (since February 2010) and Senior Vice President — Finance (July 2006 to February 2010), Comerica Incorporated and Comerica Bank; Senior Vice President, Financial Planning and Analysis (July 2005 to July 2006), Washington Mutual, Inc. (financial services company).	2006-Present
Michael H. Michalak	53	Executive Vice President (since November 2007) and Senior Vice President (March 1998 to November 2007), Comerica Incorporated; Executive Vice President (since November 2007) and Senior Vice President (November 2003 to November 2007), Comerica Bank.	2003-Present
Paul R. Obermeyer	53	Executive Vice President (since September 2010) and Chief Information Officer (since November 2010), Comerica Incorporated; Executive Vice President (since September 2005), Comerica Bank.	September 2010-Present

Name	Age as of March 18, 2011	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Thomas D. Ogden	62	Executive Vice President (since March 2007), Comerica Incorporated; President — Michigan Market (since March 2007) and Executive Vice President (March 2001 to March 2007), Comerica Bank.	1999-2001; 2007-Present

Footnotes:

(1)
References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Economic conditions in 2010 provided a challenging operating environment for virtually all businesses, including Comerica. The Company remained focused on building capital, executing our relationship banking strategy and delivering outstanding customer service. As a result, Comerica has a solid capital and liquidity position and significantly improved operating results, which exceeded the performance of many of our peers. Our overall positive financial performance, coupled with the modestly improving economic environment, enabled us to accomplish significant objectives during 2010, including the following:

  •
  Repaid to the federal government its investment in our preferred stock and accrued dividends under "TARP" or the Troubled Asset Relief Program on March 17, 2010.

  •
  Increase our stock price 43%, outperforming many of our peers. We were listed as the #7 performer in the 24 bank Keefe Bank Index (BKX) and ranked #83 among S&P 500 companies.

  •
  Double the quarterly cash dividend for common stock to 10 cents per share from 5 cents per share, effective beginning with the January 1, 2011 dividend payment.

  •
  Restore a share repurchase program that gives us the opportunity over time to repurchase approximately 7% of our outstanding shares.

  •
  Generate net income of $277 million in 2010 compared to $17 million in 2009.

  •
  Boost net interest income to $1,646 million, a 5% increase compared to 2009.

  •
  Purchase our trust preferred securities on October 1, 2010, reducing future interest expense.

  •
  Improve credit quality as net charge offs and provision for credit losses declined 35% and 56%, respectively, when compared to 2009.

  •
  Reduce noninterest expense by $10 million, or by 1% relative to 2009.

  •
  Grow average core deposits by 10%, or $3.4 billion relative to 2009.

Compensation Philosophy

Comerica's compensation programs are structured to align the interests of our executives with the interests of our shareholders. They are designed to attract, retain and motivate superior executive talent, provide a competitive advantage within the banking industry and create a framework that delivers pay commensurate with financial results over the short and long-term. Our compensation programs and principles are based on a strong pay for performance philosophy and a commitment to balanced performance metrics and sound governance.

  •
  Stock Ownership Guidelines — Senior officers are expected to hold a multiple of salary in Comerica stock pursuant to our stock ownership guidelines. This practice aligns senior officers with shareholder interests and promotes good corporate citizenship. More details regarding the guidelines can be found on pages 27-28.

  •
  No Repricing — Comerica's Long-Term Incentive Plan expressly prohibits the repricing of any outstanding stock option without shareholder approval, reinforcing our pay for performance philosophy.

  •
  Clawback — Executive officers will be required to reimburse or forfeit incentives in the event of material non-compliance with financial reporting requirements under the securities laws. Additional information is provided on page 17.

We maintain compensation practices that support our compensation philosophy and make changes as appropriate based on market conditions, regulatory changes and shareholder feedback. As a result, there are several compensation practices Comerica does NOT utilize.

Compensation Practices Comerica Does NOT Utilize	Description
Employment Agreements*	Employment agreements are not provided to Comerica's executive team.
Perquisites	Over the last few years, Comerica has reduced perquisites offered to senior officers. As of June 30, 2010, Comerica eliminated all employee perquisite programs. More details can be found on page 31.
Personal Use of Corporate Aircraft

Comerica does not allow executives to use corporate aircraft for personal travel (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Change of Control Agreements Excise Tax Gross Up Payments

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision for excise tax gross-up payments on behalf of terminated executives, and it will not include the provision in any future agreements.

Severance Payment Rights

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision that effectively allows for severance payments to be made solely on account of the occurrence of a change of control event (typically referred to as "single trigger" or "modified single trigger" provisions). Additionally, Comerica will not include such provisions in any future agreements. More details can be found on pages 52-53.

*
Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on page 32.

Changes Implemented in Response to Shareholder Feedback

Management Incentive Plan

In response to shareholder feedback, and in conjunction with our annual detailed review of our incentive programs undertaken during 2010, Comerica has made several structural changes to its cash incentive program for the 2011 performance year:

  •
  We established two separate incentive programs under our Management Incentive Plan: the 2011 Annual Management Program that will measure Comerica's relative performance on earnings per share growth and return on equity over a one-year period, and the Long-Term Management Program that will measure Comerica's relative performance on earnings per share growth and return on equity over a three-year period.

  •
  We revised the peer group for 2011 to tighten the range of financial institutions included, better approximating our asset size and reflecting emerging business models among the group.

  •
  We introduced individual incentive target opportunities for both the Annual Management Program and the Long-Term Management Program, in addition to establishing thresholds and maximum award levels.

  •
  We adjusted the funding scale for 2011 incentive opportunities so that no incentive funding is available unless Comerica's performance exceeds the bottom quartile, and only 40% funding is available at the threshold level.

More details concerning these changes can be found on pages 28-30.

Recoupment (Clawback) Policy

In September 2010, our Board adopted a policy related to the recoupment of compensation in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and shareholder feedback. The recoupment policy provides that in the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of incentive-based compensation received by any current or former executive officer during the 3-year period preceding the date on which we are required to prepare an accounting restatement, based on the erroneous data. The clawback pertains to any excess income derived by the executive officer based on materially inaccurate accounting statements.

This recoupment policy applies in addition to the clawback provision of the Sarbanes-Oxley Act of 2002 and the clawback provisions of our shareholder approved Long-Term Incentive Plan, which provide that our Governance, Compensation and Nominating Committee has the express right to cancel an option or restricted stock grant if the Committee determines in good faith that the recipient has engaged in conduct harmful to Comerica, such as having: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) been terminated for cause; (vi) engaged in any activity in competition with our business or the business of any of our subsidiaries or affiliates; or (vii) engaged in conduct that adversely affected Comerica.

Roles of the Governance, Compensation and Nominating Committee, Compensation Consultant and Management

The Governance, Compensation and Nominating Committee (the "Committee") is comprised solely of independent directors and is responsible for determining the compensation of our named executive officers, who are the CEO, the CFO and the three other most highly compensated executive officers ("NEOs"). The Committee receives assistance from two sources during its evaluation process: (1) Aon Hewitt (formerly Hewitt Associates LLC) ("Hewitt"), the Committee's independent consulting firm; and (2) our internal compensation staff, led by our Executive Vice President of Human Resources.

Hewitt has been retained by and reports directly to the Committee; it does not have any other consulting engagements with management. Hewitt, at the Committee's request, regularly provides independent advice on current trends in compensation design, including a proxy analysis of compensation of the NEOs at each of our peer group members (described below in the "Short-Term Incentives" section on page 21), the pros and cons of particular forms of compensation in relation to our business strategy and compensation philosophy, compensation levels, the appropriate mix of compensation, and emerging compensation practices, not only within the banking industry but across all U.S. business sectors.

Hewitt additionally advises the Committee on CEO compensation. In providing advice, Hewitt relies on its knowledge of Comerica's business, financial performance and compensation programs and its independent research and analysis. Hewitt does not separately meet with the CEO or discuss with the CEO any aspect of his compensation.

For the remaining NEOs and the rest of the leadership team, the CEO provides compensation recommendations to the Committee for its consideration and approval. These recommendations are developed in consultation with the Executive Vice President of Human Resources based on our operational performance, competitive market practices, internal equity and alignment with shareholder interests. While Hewitt does not provide specific recommendations, it acts in an advisory capacity to the Committee by providing compensation ranges and market practice insight. Hewitt was paid $75,408 in fees for its services to the Committee in 2010.

Comerica's management from time to time engages the services of Towers Watson ("TW") to perform specific compensation studies. TW predominantly assists management with assessing the risk of Comerica's incentive plans. Occasionally, TW provides market analyses either for select groups within the organization or for key business unit incentive plans. In 2010, TW additionally reviewed Comerica's compensation plans as part of Comerica's compliance with requirements resulting from its participation in TARP, as described under the "Governance, Compensation and Nominating Committee Report." TW was paid $101,767 in fees for its services to Comerica's management in 2010.

Benchmarking

Hewitt generates a compensation analysis for the Committee based on our peer group's proxy data (more detail on the peer group is provided in the "Short-Term Incentives" section on page 21). Recognizing that peers may be bigger or smaller than Comerica and that officer positions listed in the proxy vary from company to company, the data is used as a general indicator of compensation trends and pay levels. The information is not used to set specific compensation targets for the CEO or the other NEOs. The Committee reviews individual and company performance, historical compensation, as well as the scope of each position, to determine total compensation for the NEOs. Once total compensation targets are established they are reviewed in relation to the market data to ensure they are both appropriate and competitive. Additionally, annually, Comerica purchases several published compensation surveys to evaluate compensation for our broader executive group and other staff positions. We strive to be at the median of the marketplace on all elements of total compensation and expect variable compensation to increase or decrease relative to the median based on performance.

2010 Compensation Elements

Key Objectives
Compensation Elements	Philosophy Statement	Attract & Retain	Reward Short-Term Performance	Reward Long-Term Performance	Align to Shareholder Interests
Base Salary	We intend to provide base pay competitive to the market. Base salary maintains a standard of living, is used to compete in the market for talent and forms the foundation for our other reward vehicles.	X
Short-Term Incentives (STI)
	Our short-term cash incentive plan (part of the Management Incentive Plan) rewards annual relative performance against our 11 peers, based on specific metrics. The amount of the reward is determined by a formula and has a maximum payout based on officer level. To achieve a top payout, our performance must rank first among our peers in all metrics.(1)	X	X		X
Total Target Cash (Base + STI)
	We target total cash to ensure a proper balance of cash payouts annually. The mix of base and STI is balanced against LTI to provide appropriate focus on both short and long-term results with the goal of discouraging behavior that could give rise to excessive risk.	X	X		X
Long-Term Incentives (LTI)	We use a mix of both cash and equity in our long-term incentive programs. Measuring long-term performance incents behaviors that preserve shareholder value.	X		X	X
Cash Incentives

Our long-term cash incentive plan (part of the Management Incentive Plan) rewards three-year relative performance against our 11 peers, based on specific metrics. The amount of the reward is determined by a formula and has a maximum payout based on officer level. To achieve a top payout, our performance must rank first among our peers in all metrics(1).

		X		X	X
Equity Incentives

Long-term equity incentives align management with shareholder interests and reward long-term performance. Value is created for participants when sustained performance increases stock price over several years. We use two vehicles for our NEOs, stock options and restricted stock.

		X		X	X
Stock Options

Our stock options are granted at the closing price on the date of grant. They vest over four years and the participant can only receive a benefit when the stock price increases so that the shareholders also benefit.

		X		X	X
Restricted Stock

Restricted stock grants for the NEOs vest in their entirety at the end of five years. They are utilized as a retention tool to incent key leadership to remain with Comerica. Their value is directly tied to the stock price and therefore aligns management with shareholder interests.

		X		X	X
Other Compensation and Benefit Programs / Retirement Benefits
	Comerica offers all employees benefits programs that provide protections for health, welfare and retirement. These programs are standard among the banking industry and include healthcare, life insurance, disability, dental, and vision as well as a 401(k) plan and employee stock purchase program. A deferred compensation program is also provided for highly compensated individuals(2).	X

(1)
Details of the Management Incentive Plan are provided under the "Short-Term Incentives" and "Long-Term Incentives" sections listed below.

(2)
Comerica maintains a pension plan, but in 2007 it was closed to new entrants. Salaried employees hired on or after January 1, 2007 are eligible for a company contribution pursuant to the Retirement Account Plan. See the "Retirement Benefits" section below for more information.

Supporting our pay for performance philosophy, variable compensation plans account for the majority of compensation. This effectively makes compensation contingent on our performance. To ensure we have balanced performance metrics and sound governance, we utilize a mix of cash and equity compensation with varying time horizons to reward sustained performance. As shown in the charts below, base salary comprised only 17% of the CEO's 2010 primary compensation opportunity and only 23% of the other NEOs' 2010 primary compensation opportunity. Compensation realized from prior years is a consideration in determining total opportunity along with several other factors such as operational performance and emerging compensation practices (more detail is provided in the "Roles of Governance, Compensation and Nominating Committee, Compensation Consultant and Management" section listed above). The following charts illustrate the target compensation opportunity mix of the CEO and our NEOs for each compensation element other than our "Other Compensation and Benefit Programs/ Retirement Benefits" listed in the "2010 Compensation Elements chart" above. These percentages represent target levels approved for 2010. Equity award values in the charts below reflect the grant date fair market value of such awards.

2010 Compensation Opportunity Mix

Compensation Elements

Base Salary

Base salaries for the NEOs are typically reviewed in the first quarter during the annual performance review process. Adjustments, if any, are made based on individual performance and market competitiveness while maintaining fixed cost at an appropriate level. On occasion, factors such as promotion, change in job duties, performance and market competitiveness may support an adjustment outside of the annual performance review. The CEO makes recommendations to the Committee for salary adjustments for his leadership team. The Committee independently establishes the base salary for the CEO.

In 2010, the NEOs received salary increases. A portion of the increase was payable in cash and the remainder in phantom salary stock units (also referred to as "salary stock") (shown in the Salary column of the "2010 Summary Compensation Table" on page 36, the "2010 Grants of Plan Based Awards" table on page 39 and in the Stock Awards column of the "2010 Option Exercises and Stock Vested" table on page 44). This salary stock was settled in cash based on Comerica's New York Stock Exchange ("NYSE") closing price on February 4, 2011.

Salary stock was granted to provide key executives an appropriate compensation opportunity within the TARP framework that was also aligned with shareholder interests. In determining the target value of the salary stock, the Committee conservatively considered the market trends regarding the use of salary stock, the operational performance of institutions utilizing salary stock, Comerica's operational performance and the overall competitiveness of our compensation programs. The actual value of the salary stock, when settled, was dependent on Comerica's stock performance.

Although Comerica repaid its obligations under TARP in March 2010, the Committee determined to continue using salary stock as a component of base salary for the remainder of the year. Keeping the program in place helped to maintain stability in our compensation programs during a period of extended disruption in the industry.

In connection with the compensation assessment that occurs early each year, the Committee made adjustments to Comerica's programs for 2011. Those adjustments reflected Comerica's business strategy, as well as changes in competitive practices, the industry and the regulatory environment. As part of that assessment, the Committee determined to discontinue the use of salary stock.

Short-Term Incentives

The chart below shows Comerica's annual earnings per share and TSR (total shareholder return) growth relative to CEO incentive awards under our Management Incentive Plan ("MIP"). With respect to 2009 performance, the CEO did not receive any incentive compensation under the MIP. For 2010, EPS increased 211% and TSR increased 44%, and CEO incentive compensation is reflective of our performance.

Annual EPS and TSR Growth v CEO Incentives

The MIP is a cash incentive program that provides awards to the NEOs and other key employees based on the achievement of performance goals established annually by the Committee. The performance criteria applicable to the CEO and the other NEOs for purposes of the MIP are determined solely on corporate financial performance.

 2010 Management Incentive Plan Structure

Metric	Measurement Period	Performance Goal
Short-Term Incentive
Annual Earnings Per Share (EPS) Growth	2010	Relative Rank
Annual Return on Equity (ROE)	2010	Relative Rank
Long-Term Incentive
Three-Year EPS Growth	2008-2010	Relative Rank
Three-Year ROE	2008-2010	Relative Rank

As can be seen in the chart above, the MIP measures Comerica's relative ROE and EPS performance compared to a peer group over one-year (short-term) and three-year (long-term) periods. Utilizing the same metric in both programs ensures that short-term management decisions are not encouraged at the expense of longer-term performance. By using the same metrics, the Committee is incenting sustained performance of the company in these areas over multiple years. This balanced focus on short and long-term results, in combination with our long-term equity program, discourages the management team from taking undue risks.

These two metrics have been chosen because they are two of the most commonly used metrics by investors and analysts to evaluate a bank's performance. In addition, unlike other metrics that may be calculated differently, return on common equity and earnings per share growth have a generally prescribed formula, allowing these metrics to be easily validated and compared to Comerica's peers. Comerica believes the use of measures that are well understood, transparent and based on the audited financial results of Comerica are the foundation of a responsible incentive program that rewards performance without encouraging participants to take excessive risk.

2010 Peer Group

In 2010, the peer group that was utilized to measure relative performance consisted of the 11 banks listed below. The Committee included in the peer group those financial institutions with which we compete for customers, talent and investors, while also taking into account geographic location and size. Comerica's asset size totaled approximately $53.7 billion as compared with the peer group, which had a median asset size of $111.0 billion at December 31, 2010.

While Comerica is below the median asset size, the larger financial institutions were included because they have a similar business focus and are important competitors of Comerica. Based on key performance measures, EPS and ROE, Comerica performed better than median for all categories, and outperformed most of its peers for 2010 and the 2008-2010 periods. In 2010, Comerica ranked #1 in one-year EPS growth among the peer group.

 2010 Management Incentive Plan Results

	One-Year EPS		One-Year ROE		Three-Year EPS		Three-Year ROE
Peer	Growth	Rank	Performance	Rank	Growth	Rank	Performance	Rank
Comerica	211.4%	1	2.7%	5	-7.2%	4	1.4%	5
BB&T Corporation	-15.5%	12	4.8%	4	-21.6%	5	7.7%	3
Fifth Third Bancorp	103.9%	2	0.7%	6	-1121.4%	12	-5.6%	7
Huntington Bancshares Inc.	94.5%	3	-7.8%	9	-1105.7%	11	-27.0%	12
KeyCorp	94.4%	4	-1.9%	7	-45.2%	6	-12.7%	8
Marshall & Ilsley Corp.	82.9%	8	-14.1%	12	-250.8%	10	-18.9%	11
M&T Bank Corp.	70.4%	11	8.6%	3	0.1%	3	7.2%	4
The PNC Financial Svcs. Group, Inc.	87.0%	6	12.6%	1	13.3%	1	8.6%	2
Regions Financial Corp.	85.5%	7	-9.9%	10	-223.7%	8	-17.2%	10
SunTrust	76.8%	10	-2.9%	8	-69.2%	7	-2.4%	6
U.S. Bancorp	90.1%	5	11.6%	2	3.0%	2	12.0%	1
Zions Bancorporation	78.3%	9	-11.0%	11	-227.2%	9	-13.3%	9
Median Performance	86.3%		-0.6%		-57.2%		-4.0%

Source: Company Reports.

2010 Award Calculation

An award under the MIP consists of the sum of (1) the payout earned for the short-term or one-year portion and (2) the payout earned for the long-term or three-year portion. Both the one-year and three-year portions are the product of base salary, maximum incentive opportunity and the funding percentage.

Maximum Incentive Opportunity

NEO	Annual	Three-Year
Mr. Babb	200%	100%
Ms. Acton	130%	45%
Ms. Beck	130%	45%
Mr. Greene	130%	45%
Mr. Farmer	130%	45%

2010 Annual and Long-Term Funding Percentages for EPS Growth and ROE Performance

Relative Rank	Funding
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	0%

The following chart illustrates how the payout percentage of the MIP is calculated using Comerica's 2010 performance.

2010 Management Incentive Plan Payout Calculation

Metric	Rank	Funding	Weight	Payout
Annual EPS	1	100%	50.0%	50.0%
Annual ROE	5	80%	50.0%	40.0%

Annual Total				90.0%

Three-Year EPS Growth	4	85%	50.0%	42.5%
Three-Year ROE	5	80%	50.0%	40.0%

Long-Term Total				82.5%

Assuming a NEO had a base salary of $300,000, the incentive award would be calculated as described below.

	Base Salary		Maximum Incentive Opportunity		Payout Percentage
Annual Portion	$300,000	X	130%	X	90.0%	=	$351,000
Long Term Portion	$300,000	X	45%	X	82.5%	=	$111,375

Total Management Incentive Plan Award							$462,375

All of the NEOs' incentive awards were calculated in this manner and then prorated to comply with TARP regulations due to our participation in TARP until March 17, 2010. The Committee reserves the right to reduce the calculated awards to account for individual performance or other operating considerations, though it cannot increase the calculated awards. In 2009, for example, despite strong relative ROE and EPS growth, management recommended to the Committee that it eliminate the one-year portion of all awards, and, after considering Comerica's overall financial results, the Committee subsequently exercised its discretion to do so.

2010 Management Incentive Plan Awards

NEOs	Annual Funding	Three-year funding	Total Funding(1)	2010 Award
Mr. Babb	$1,617,199	$698,618	$2,315,817	$1,968,350
Ms. Acton	$533,120	$159,440	$692,560	$446,000
Ms. Beck	$605,349	$181,042	$786,391	$495,000
Mr. Greene	$573,835	$171,618	$745,453	$522,000
Mr. Farmer	$499,561	$134,231	$633,792	$346,000
(1)
Total funding reflects required proration for the period of time Comerica was a participant in TARP and the NEOs were not able to earn a cash incentive award.

Several factors were considered in determining the 2010 awards for each of the NEOs. Such factors included Comerica's strong relative and absolute performance, market competitive total compensation, current and prior compensation levels, and each NEO's individual performance. After conducting its review and evaluating total compensation for each NEO, the Committee approved the 2010 awards in the above table.

Long-Term Incentives

The chart below shows Comerica's annual EPS and TSR growth relative to CEO realizable stock value from prior equity awards made under our long-term equity incentive program. For 2010, EPS increased 211% and TSR increased 44%, while CEO realizable stock value reflected alignment with long-term shareholder interests.

Annual EPS and TSR Growth v CEO Realizable Stock Value

(1)
Realizable stock value reflects the income Mr. Babb received each year from restricted stock vesting or stock option exercises.

Long-Term Cash Incentive Program

Comerica's long-term portion of the MIP measures Comerica's relative EPS and ROE performance over a three-year period. For the measurement period 2008 — 2010, Comerica ranked in 5th place for both metrics relative to our peers. The chart below details the funding for the long-term cash incentive under the MIP.

2010 Management Incentive Plan Awards

NEOs	Annual Funding	Three-year funding	Total Funding(1)	2010 Award
Mr. Babb	$1,617,199	$698,618	$2,315,817	$1,968,350
Ms. Acton	$533,120	$159,440	$692,560	$446,000
Ms. Beck	$605,349	$181,042	$786,391	$495,000
Mr. Greene	$573,835	$171,618	$745,453	$522,000
Mr. Farmer	$499,561	$134,231	$633,792	$346,000
(1)
Total funding reflects required proration for the period of time Comerica was a participant in TARP and the NEOs were not able to earn a cash incentive award.

Details regarding the calculation of the long-term incentive cash program and the funding scale are provided under the "2010 Award Calculation" section under "Short-Term Incentives."

Long-Term Equity Incentive Program

Comerica believes the combination approach of granting stock options and restricted stock best allows us to motivate and retain our NEOs. Stock options align management with shareholder interests by providing value when the stock price increases. Restricted shares help to build long-term value that is realized with continued employment, reinforces our share ownership guidelines and is aligned with shareholder interest as the value increases or decreases based on Comerica's stock performance.

In determining the pool of shares available to grant each year, the Committee considers the following factors:

  •
  Competitive equity values, which are expressed as a percent of each executive officer's base salary

  •
  The total number of shares available for grant under the Long-Term Incentive Plan and expected Plan life

  •
  Analysis of Comerica's share usage compared with industry benchmarks

  •
  The cost of the program to Comerica

Awards of stock to the NEOs are based on the Committee's assessment of the NEO's future potential to contribute to Comerica's sustained performance (which includes individual performance, level of responsibility and criticality to the organization).

2010 Option and Restricted Stock Grants

Generally, as described below under "Stock Granting Policy," stock grants are made once per year at the first regularly scheduled meeting of the Committee. The targeted mix of stock options to restricted stock has been 40% and 60% respectively. This mix allows us to appropriately balance between rewarding participants for mid-range and long-term performance. Stock options can provide realizable compensation over their duration (they typically vest over four years and expire after ten years), while restricted shares provide strong retentive value with 100% of the shares vesting at the end of five years. Additionally, this value mix (40% options / 60% restricted shares) allows us to responsibly manage our shares available for grant and provide awards where participant value and company cost are generally equivalent. In early 2010, due to the prohibitions under TARP, the NEOs did not receive regular stock option or restricted stock equity grants.

At the Committee's regular meeting in July, the Committee evaluated the financial performance of the Company, as well as that of the NEOs, noting several important accomplishments through the second quarter:

  •
  Repayment of the Company's obligations under TARP

  •
  10.6% Tier I capital ratio allowing flexibility to grow organically or through acquisition

  •
  289% growth in net income to $70 million year over year

  •
  Positive net income for 9 quarters (excluding the TARP repayment)

  •
  5% increase in net interest income year over year

  •
  41% reduction in net credit related charge offs year over year

  •
  8% decline in non-interest expenses compared to second quarter 2009

As a result, the Committee decided to provide a stock grant to the NEOs to recognize improved corporate results since exiting TARP, continue to link the interests of shareholders and executives going forward and retain key individuals over the long-term.

Stock Characteristics

    Stock Options — We grant non-qualified stock options that vest 25% per year over four years and have a term of ten years. The exercise price was based on the closing price of Comerica's stock price on the date of grant.

    Restricted Stock — We grant restricted shares that cliff vest five years from the date of grant for the NEOs. This is more stringent than market practice, which is typically three to four years. Participants receive quarterly cash dividends during the vesting period.

Stock Granting Policy

Comerica's stock grants are governed by the Stock Granting Policy. In general, the policy states that annual stock grants to eligible employees will be made once per year during the first regularly scheduled meeting of the Committee. This meeting typically takes place toward the end of January every year.

The stock granting policy also governs the granting of off-cycle awards. Off-cycle awards include such things as grants to new hires and grants for retention purposes or special recognition. With respect to grants made to newly hired employees, the grant date is typically determined based on their start date with the company. Generally, individuals who start employment during the first half of the month will receive their grant on the last day of that month, and individuals who start employment during the last half of the month will receive their grant on the 15th day of the subsequent month. In all cases, the grant date will be adjusted if the prescribed date is not a trading day for the NYSE. The exercise price is the closing price of Comerica's stock on the grant date. Other off-cycle awards are normally approved at a regularly scheduled meeting of the Committee and the grant date is the date of the Committee meeting.

Stock Ownership Guidelines

In order to pursue our compensation philosophy of aligning the interests of our senior officers with those of the shareholders, we have stock ownership guidelines that encourage senior officers to own a significant number of shares of Comerica's common stock. The stock ownership guidelines are a multiple of the senior officer's annual base salary. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. For purposes of the stock ownership guidelines, stock ownership includes:

  •
  Unvested shares of restricted stock or restricted stock units;

  •
  All shares owned by the senior officer;

  •
  Shares held in trust where the senior officer retains beneficial ownership; and

  •
  Any shares accumulated through employee benefit plans, such as deemed investments in Comerica stock under a deferred compensation plan.

There are approximately 114 senior officers subject to stock ownership guidelines, including the NEOs. As of December 31, 2010, all NEOs who had held their current title for at least five years had met their respective stock ownership guideline levels.

Officer Stock Ownership Guidelines

Level	Multiple of Annual Salary	Approximate Value	Years to Attain
Chairman and Chief Executive Officer	5.0 times	$5.6MM	5 Years
Vice Chairman	3.0 times	$1.8MM	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	$1.1MM	5 Years
Senior Vice President (Salary Grade BE2)	2.0 times	$0.4MM	5 Years

Looking Forward — 2011 Incentive Plan Design Changes

During 2010, the Committee continued to refine our executive compensation programs consistent with Comerica's long-term goals, evolving governance and market practices and shareholder feedback. During the course of 2010, a detailed analysis of the MIP was conducted, which has resulted in modifications to the way the MIP will be operated for 2011:

  •
  Two separate incentive programs:  To reinforce the importance of both short and long-term results and to clarify the operation of the MIP, two separate programs have been established under it. The Annual Management Incentive Program will measure Comerica's one-year relative performance of both EPS growth and ROE. The Long-Term Management Incentive Program will measure Comerica's three-year relative performance of both EPS growth and ROE. We believe that utilizing the same metric in both programs ensures appropriate balance between short and long-term decision making and reinforces a focus on sustained performance.

  •
  Peer Group:  The top 50 U.S. financial institutions based on asset size were reviewed based on a variety of financial metrics, business models, geographic locations and competition for talent. Using these criteria, the Committee decided to include three new financial institutions in the peer group for 2011: (1) First Horizon National Corporation, (2) Synovus Financial Corp., and (3) BOK Financial Corporation. Three financial institutions will be removed from the peer group. PNC Financial Services Group, Inc. and U.S. Bancorp will be removed because their asset size and evolving business models are less comparable to Comerica's. Marshall & Ilsley Corp. will be removed due to its anticipated merger with BMO Financial Group. The median asset size of the new peer group will be $68.0 billion (based on financial data reported as of December 31, 2010).

  •
  Individual Incentive Targets:  While using maximum incentive opportunity percentages to communicate about the incentive plan in the past has served Comerica well, to eliminate complexity and align more with industry practice, individual incentive targets will be utilized for 2011. Depending on Comerica's performance, participants may earn awards above or below the established target.

Individual Incentive Targets

	Annual Incentive Target	Annual Incentive Maximum	Long-Term Incentive Target	Long-Term Incentive Maximum
CEO	100.0%	200.0%	50.0%	100.0%
NEO	65.0%	130.0%	22.5%	45.0%

  •
  Funding Scale:  To align the funding scale with the new peer group and incentive targets, a new funding scale will be utilized for 2011. The funding percentages were adjusted and funding is set at 0% if Comerica is in the bottom quartile, versus 2010 funding levels of 30% and 20%, respectively, if Comerica ranked in 10th or 11th place.

2011 Annual and Long-Term Funding Percentages for EPS Growth & ROE Performance

Rank	Funding %
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	0%
11	0%
12	0%

Listed below is an example calculation of awards with sample rankings.

2011 Annual Management Incentive Program Example

Metric	Sample Rank	Funding
EPS	6	70%
ROE	6	70%
Total		140%

Assuming a NEO had a base salary of $300,000, the annual incentive award would be calculated as described below.

	Base Salary		Annual Incentive Target		Payout Percentage
Annual Cash Incentive	$300,000	×	65%	×	140%	=	$273,000

Annual Management Incentive Award							$273,000

2011 Long-Term Incentive Program Example

Metric	Sample Rank	Funding
EPS	2	95%
ROE	4	85%
Total		180%

Assuming a NEO had a base salary of $300,000, the long-term incentive award would be calculated as described below.

	Base Salary		Long Term Incentive Target		Payout Percentage
Long Term Cash Incentive	$300,000	×	22.5%	×	180%	=	$121,500

Long Term Management Incentive Award							$121,500

Other Compensation and Benefit Programs

Comerica offers all employees benefit programs that provide protection for health, welfare and retirement. These programs are standard among general industry and include healthcare, life insurance, disability, dental, and vision as well as an employee stock purchase program and other programs described below under "Retirement Benefits." A deferred compensation program is also provided for highly compensated individuals and is described in detail below under "Deferred Compensation."

Employee Stock Purchase Plan

Comerica generally offers all employees an Employee Stock Purchase Plan ("ESPP") which provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. Comerica provides a 15% quarterly matching contribution on eligible contributions to an employee's account, provided the employee does not make any withdrawals during the quarter. Following each year-end, Comerica provides a 5% annual retention match on eligible contributions made during the prior two plan-year period, provided the individual is still an employee on the last day of the period and has not taken any withdrawals from his or her ESPP account during the period. This encourages stock ownership, which serves our compensation philosophy of aligning the interests of Comerica's employees with those of its shareholders. For further details on the terms on which of our NEOs participate in the ESPP, please see the "2010 Summary Compensation Table", and footnote 8 to the "2010 Summary Compensation Table", below.

Retirement Benefits

Comerica provides retirement benefits to attract and retain employees and to encourage employees to save money for their retirement.

Pension Plan

Comerica sponsors a tax-qualified defined benefit retirement plan (the "defined benefit plan") that provides a retirement benefit based on a salaried employee's years of service and final average monthly pay. Final average monthly pay is a participant's highest aggregate monthly compensation for 60 consecutive calendar months within the last 120 calendar months before the earlier of retirement or separation from service, divided by 60. Employees hired on or after January 1, 2007 are not eligible to participate in this plan, but are eligible to participate in the Retirement Account Plan (previously called the DC Feature) discussed below.

For those employees who participate in the defined benefit plan, Comerica also sponsors a Benefit Equalization Plan (the "SERP") to restore benefits that are capped by Internal Revenue Service ("IRS") limits imposed on annual compensation and annual benefit amounts under the defined benefit plan.

401(k) Plan

Comerica also maintains a 401(k) savings plan for all employees. The 401(k) plan provides a 100% match on the first four percent of a participant's qualified earnings, as allowed under the IRS annual compensation limit. As is the case with all participants in the 401(k) plan, the match vests immediately. The matching criteria are the same for all employees, including the CEO.

Retirement Account Plan (Previously Called the DC Feature)

A salaried employee hired on or after January 1, 2007 is not eligible to participate in Comerica's defined benefit plan but is eligible for a Company contribution pursuant to the Retirement Account Plan. To receive an annual Company contribution the participant must complete at least 1,000 hours of service during the plan year. The contribution varies based on the sum of the participant's age and years of service and is based on a percentage of base salary:

Age + Service Points	Company Contribution
Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60-69	6.0%
70-79	7.0%
80 or more	8.0%

Company contributions are 100% vested after 3 years of service or at normal retirement age (65) or upon death while an employee. Payment of vested accounts may be made in a lump sum or as an annuity. No in-service distributions or loans are allowed from Comerica contribution accounts. Mr. Farmer is the only NEO who was hired after January 1, 2007. Therefore he is the only NEO who participates in the program. Mr. Farmer received a contribution under the Retirement Account Plan for 2010 in the amount of $12,250 based on his total age and service points.

Perquisites

Effective June 30, 2010, Comerica eliminated all of its perquisite programs. Comerica determined it was no longer necessary to provide the NEOs with perquisites as part of a competitive compensation and benefits package.

In the first half of 2010 we provided limited perquisites to the NEOs, including club memberships and use of a company vehicle or a regularly paid automobile allowance.

Comerica has historically prohibited, and continues to prohibit, the use of corporate aircraft for personal use by executive officers, including the NEOs (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Employment Contracts and Severance or Change of Control Agreements

We maintain change of control agreements with all of our NEOs. Additionally, we entered into a Supplemental Pension and Retiree Medical Agreement with Mr. Babb, Jr. in 1998, pursuant to an understanding reached when he was hired, which is discussed below. The change of control agreements aid us in attracting and retaining executives by reducing the personal uncertainty that arises from any business combination. Such change of control agreements further make executives neutral to any change of control transaction, ensuring executives make decisions that are in the best interest of Comerica and our shareholders.

Change of control agreements issued in 2008 and before included an excise tax benefit and a window period feature. The window period feature allows the NEO to resign for any reason within the 30 days after the one-year anniversary of the change of control. Comerica has not entered into any new agreements since 2008 that include the excise tax benefit and window period provisions. Furthermore, Comerica will not include these provisions in new agreements going forward.

The terms of these agreements are discussed below under the heading "Potential Payments upon Termination or Change of Control at Fiscal Year-End 2010."

Ralph W. Babb, Jr.

On May 29, 1998, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with Mr. Babb, which is designed to make him whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. The agreement was entered into pursuant to an understanding reached when Mr. Babb was hired. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica's Pension Plan had he been employed by Comerica since October 1978 (an additional 17 years of service), less amounts received by him under both Comerica's Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement. For additional information on Mr. Babb's supplemental pension arrangements, please see the table below entitled, "Pension Benefits at Fiscal Year-End 2010."

Deductibility of Executive Compensation

Comerica's executive compensation programs are designed to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Governance, Compensation and Nominating Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code or not satisfy the performance-based award exception under Section 162(m), and therefore would not be deductible.

Participation in the TARP Capital Purchase Program imposed additional limitations under Section 162(m) of the Internal Revenue Code. During the TARP period, the Company's deduction limit for annual compensation for the Section 162(m) "covered executives" was limited to $500,000 and the "performance-based exception" of Section 162(m) was not available. As a result, certain portions of our executive officers' compensation attributable to services during our TARP participation period (November 13, 2008 — March 17, 2010) may not be deductible when paid. Such additional deductibility limitations ceased with the Company's redemption on March 17, 2010, of the preferred stock issued under the TARP Capital Purchase Program.

The aggregate nondeductible portion of compensation paid in 2010 to NEOs is $5,469,244. The primary components of this nondeductible compensation are salary stock and the value of restricted stock that vested in 2010. As discussed in the "Base Salary" section above, the salary stock was granted to maintain competitive compensation, and restricted stock is a critical component of Comerica's executive compensation program. Both helped to attract and retain executives who are vital to our long-term strategy. At a 35% tax rate, the aggregate cost to the Company associated with the inability to deduct this compensation for 2010 is $1,914,235, or $0.010843 per share based on 176,535,592 shares outstanding as of December 31, 2010.

 GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica's proxy statement.

Comerica redeemed the preferred stock issued to the U.S. Department of the Treasury under TARP on March 17, 2010. While the Company was a participant in TARP, the Committee was required, in conjunction with the senior risk officers, to discuss, review and evaluate, at least every six months, (1) the TARP senior executive officer ("SEO") compensation plans to ensure that they did not encourage SEOs to take unnecessary and excessive risks that threatened the value of the Company, (2) employee compensation plans in light of the risks posed by such plans and how to limit such risks, and (3) employee compensation plans to ensure that they did not encourage the manipulation of reported earnings to enhance the compensation of any employees. However, risk assessment has long been a focus of the Company, even before it was a participant in TARP.

At a meeting on January 26, 2010, the Governance, Compensation and Nominating Committee and senior risk officers met to discuss, review and evaluate the relationship between our risk management policies and practices and SEO and other employee compensation arrangements. This meeting included a detailed review of the structure and components of our compensation arrangements, the material potential sources of risk in our business lines and compensation arrangements, and various policies and practices of Comerica that mitigate this risk. Within this framework, a variety of topics were discussed, including the parameters of acceptable and excessive risk taking (based on an understanding that some risk taking is an inherent part of operating a business) and the general business goals and concerns of the Company, including the need to attract, retain and motivate top tier talent. In particular, a significant portion of the discussion focused on the risks associated with the design of each plan, particularly higher risk incentive plans, the mitigation factors that exist for each plan, additional factors that could be considered and an overall risk assessment with respect to the plans.

The risks with regard to employee compensation plans were assessed based on the plan design features and financial impact of each plan. Plan design features that could increase risk, if not for the presence of mitigating factors, were identified as follows: uncapped sales commissions, plans with significant maximum payouts, plans without a link to corporate performance and lending plans which by their nature have significant potential impact. Mitigating factors that reduce plan design risk were identified as follows: a clear separation of operation and production/origination roles; employees in different roles work in concert with one another and, therefore, one individual cannot take risky actions independently; actual allocation of incentive pools is subject to manager recommendations; a portion of incentives within the lending programs are subject to a 12 month holdback period, until applicable payout criteria can be confirmed; incentives based on profitability measures incorporate risk adjustments based on several factors such as risk rating, probability of default, etc.; and in addition to financial metrics, performance against strategic goals is a key qualitative factor.

In addition to the mitigating factors discussed above, we believe that Comerica has a strong governance process in place to manage employee compensation plans. Key governance practices that help to mitigate risk are as follows:

  •
  Comerica has a Business Unit Incentive Oversight Committee ("BUIOC") comprised of senior leaders within the organization, including the senior risk officers, who review and approve incentive plans meeting certain employee or spend thresholds each year. The BUIOC was established by the Governance, Compensation and Nominating Committee.

  •
  Design teams are cross-functional and include non-business unit members.

  •
  Processes for dispute resolution are consistent across all plans.

  •
  Payouts are administered and monitored by Comerica's Finance Department.

A report reviewed by the senior risk officers and the Governance, Compensation and Nominating Committee was prepared by Towers Watson, a nationally known consulting firm retained by management to assist in this process. The report did not identify any element of the compensation program that would increase the likelihood of SEOs being rewarded for taking unnecessary or excessive risks. The report also did not find any evidence of the employee compensation plans encouraging behavior focused on short-term results rather than long-term value creation or manipulation of reported earnings to enhance the compensation of any employee. Hewitt, the Governance, Compensation and Nominating Committee's independent executive compensation consultant, also reviewed the report and agreed with the conclusions drawn by the senior risk officers. As a result of this discussion, review and evaluation, the Governance, Compensation and Nominating Committee found that Comerica's compensation programs do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Corporation, do not encourage behavior focused on short-term results rather than long-term value creation and do not encourage the manipulation of reported earnings to enhance the compensation of any employees, in each case because Comerica has in place a number of mitigation factors that significantly offset any risks inherent in the plan structure. The Governance, Compensation and Nominating Committee found that the SEO compensation plans do not encourage behavior based on short-term results rather than long-term value creation, in large part because the SEO compensation plans are competitive and well-balanced, with a mix of cash and equity based on short and long-term factors, as described above. Further, the Governance, Compensation and Nominating Committee found that risks arising from Comerica's employee compensation plans are not reasonably likely to have a material adverse effect on Comerica.

Once out of TARP, Comerica continued its focus on compensation risk and on the Federal Reserve's guidance regarding the application of safety and soundness standards to incentive compensation policies. As part of this focus, management and the Committee continued to work in 2010 to build upon the established review process and to enhance Comerica's plans and processes to further mitigate potential risks. Specifically, during the course of 2010:

  •
  The Governance, Compensation and Nominating Committee implemented a recoupment (clawback) policy;

  •
  The Governance, Compensation and Nominating Committee adopted a new, more restrictive charter for Comerica's BUIOC which prohibits members from voting on a proposed plan if they oversee groups impacted by that plan;

  •
  Comerica established a regular annual reporting cycle to provide the Governance, Compensation and Nominating Committee with operating information and a risk assessment on the incentive plans approved by the BUIOC.

It is both the Committee's and management's intent to continue to evolve our processes going forward by monitoring regulations and best practices for sound incentive compensation.

The Governance, Compensation and Nominating Committee certifies that:

  •
  During the part of the most recently completed fiscal year that was a TARP period (i.e., January 1, 2010 to March 17, 2010), it reviewed with senior risk officers (at a meeting held on January 26, 2010) the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Comerica.

  •
  During the part of the most recently completed fiscal year that was a TARP period, it has reviewed with senior risk officers (at a meeting on January 26, 2010) the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Comerica; and

  •
  During the part of the most recently completed fiscal year that was a TARP period, it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Comerica to enhance the compensation of any employee.

The Governance, Compensation and Nominating Committee

Richard G. Lindner, Chairman
Roger A. Cregg
Jacqueline P. Kane
Alfred A. Piergallini

February 22, 2011

The following table summarizes the compensation of the Chief Executive Officer of Comerica, the Chief Financial Officer of Comerica and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2010 (collectively, the "named executive officers" or "NEOs").

2010 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary(1) ($)	Stock Awards (2)(3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6) ($)	All Other Compensation (7)(8)(9) ($)	Total (b) ($)
Ralph W. Babb, Jr.	2010	2,727,452	1,233,540	757,680	1,986,350	2,108,247	32,180	8,845,449
Chairman of the Board,	2009	985,000	1,801,280	545,908	0	866,533	67,674	4,266,395
President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2008	985,000	1,273,300	956,000	615,625	1,839,230	278,320	5,947,475
Elizabeth S. Acton	2010	981,416	372,020	227,920	446,000	275,273	15,115	2,317,744
Executive Vice President	2009	512,500	394,659	151,496	0	177,884	30,308	1,266,847
and Chief Financial Officer,	2008	512,500	690,765	305,920	510,570	207,246	38,504	2,265,505
Comerica Incorporated and Comerica Bank
Mary Constance Beck	2010	1,126,879	411,180	258,720	495,000	358,665	21,088	2,671,532
Executive Vice President	2009	596,000	454,019	173,045	0	195,437	40,392	1,458,893
Comerica Incorporated and Comerica Bank	2008	596,000	528,045	325,040	593,760	226,695	44,063	2,313,603
Dale E. Greene	2010	1,009,073	450,340	277,200	522,000	1,142,136	19,374	3,420,123
Executive Vice President
Comerica Incorporated and Comerica Bank
Curtis C. Farmer	2010	937,042	411,180	258,720	346,000	0	30,952	1,983,894
Executive Vice President	2009	430,769	262,564	119,499	55,781	0	328,627	1,197,240
Comerica Incorporated and Comerica Bank

Footnotes:

(a)
Current position held by the named executive officer as of March 18, 2011, except for Mary Constance Beck, who retired on January 31, 2011.

(b)
Total compensation in the above table includes several current and future forms of compensation. While it is valuable to understand all the components, the elements of total compensation are base salary and performance-based cash incentives and stock awards. The chart below provides CEO total compensation relative to Comerica's performance.

        Annual EPS and TSR Growth v CEO Compensation

(1)
The salary amount includes the target value (the amount of salary paid in phantom salary stock units, which are also referred to as "salary stock"), on the date of grant as described in the "Compensation Discussion and Analysis" section on pages 20-21. The number of units granted was based on the target value divided by the closing price of Comerica common stock on NYSE on each date of grant. The following table shows the NEOs' regular salary, the pre-tax value of the salary stock payment to the NEOs, the NEOs' total salary and the settlement date value of the salary stock delivered to the NEOs:

Named Executive Officer	Regular Salary	Salary Stock Value	Total Salary	Salary Stock Payment
Mr. Babb	$1,098,285	$1,629,167	$2,727,452	$1,676,584
Ms. Acton	$561,486	$419,930	$981,416	$430,445
Ms. Beck	$638,531	$488,348	$1,126,879	$502,096
Mr. Greene	$597,402	$411,671	$1,009,073	$421,578
Mr. Farmer	$527,354	$409,688	$937,042	$422,121

  For more information about the salary stock, see the "2010 Grants of Plan-Based Awards" table below. Use of salary stock was discontinued in mid-January 2011. The payout value of the salary stock was based on Comerica's closing stock price on February 4, 2011 ($38.60), and includes salary stock earned during the first pay period of 2011. The salary stock was settled on February 18, 2011.

(2)
This column represents the aggregate grant date fair value of restricted stock granted to each of the named executive officers in accordance with Accounting Standards Codification (ASC) 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 17 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2010. See the "2010 Grants of Plan-Based Awards" table below for information on awards made in 2010.

The shares granted to Mr. Babb in 2009 included 58,000 shares with a fair market value of $1,004,560 on the date of grant. At Mr. Babb's request, the cash incentive award that Mr. Babb would have otherwise received under the MIP for the one-year period ended December 31, 2008 was reduced to zero, and these shares were granted in lieu of the cash payment. Mr. Babb's regular restricted stock award for 2009 was 46,000 shares with a fair market value of $796,720 on the date of grant.

In 2009, due to the restrictions imposed on Comerica as a participant in TARP, grants of long-term restricted stock were made to Ms. Acton, Ms. Beck and Mr. Greene, in lieu of a cash payment for the three-year portion of the MIP. At Mr. Babb's request, he did not receive any consideration for the 2009 three-year portion of the MIP. The value of the foregone long-term restricted stock award was $738,750. Mr. Farmer received cash for his three-year portion of the MIP because he was not subject to the same TARP restrictions.

(3)
Grants of restricted stock include the right to receive cash dividends. Dividend amounts paid to the NEOs are listed below.

	2010 Dividend	2009 Dividend	2008 Dividend
Mr. Babb	$42,275	$71,230	$295,110
Ms. Acton	$11,327	$22,654	$108,481
Ms. Beck	$11,864	$25,278	$116,998
Mr. Greene	$11,064
Mr. Farmer	$4,354	$4,395
(4)
This column represents the aggregate grant date fair value of stock options granted to each of the named executive officers in accordance with ASC 718 and Item 402 of Regulation S-K. The amounts reflect the fair market value at the date of grant for these awards based on a binomial lattice valuation. See the "2010 Grants of Plan-Based Awards" table below for information on awards made in 2010. The binomial value assigned to an option as of each grant date is as follows:

2008	$9.56
2009	$6.53
2010	$12.32

  Due to Mr. Farmer's hire date, his grant was done separately in 2008, making his binomial value $7.98. For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 17 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2010.

(5)
Amounts in this column represent incentive awards, if any, under Comerica's MIP based on Comerica's ROE and EPS growth performance for the relevant one-year and three-year performance periods, prorated to exclude any impermissible amounts attributable to the time Comerica was a participant in TARP during the measurement period.

If eligible, participants can elect to defer all or a portion of the one-year and three-year performance awards. The investment choices for the deferral are either an investment fund where the participant elects the investments or Comerica common stock.

  As Mr. Babb, Ms. Acton, Ms. Beck, and Mr. Greene were TARP "Covered Employees" (the Senior Executive Officers and the twenty next most highly compensated employees) in 2009, they were not eligible to receive a cash bonus under the MIP as prescribed by the Regulations. Mr. Farmer was not a TARP "Covered Employee" in 2009 and, therefore, was eligible to receive a cash bonus under the MIP.

  A break-down of the one-year and three-year incentives earned in 2010 and paid in February 2011 under the MIP are set forth in the table below with respect to each of the named executive officers:

  2010 Management Incentive Plan Awards

NEOs	Annual Funding	Three-Year Funding	Total Funding(1)	2010 Award
Mr. Babb	$1,617,199	$698,618	$2,315,817	$1,968,350
Ms. Acton	$533,120	$159,440	$692,560	$446,000
Ms. Beck	$605,349	$181,042	$786,391	$495,000
Mr. Greene	$573,835	$171,618	$745,453	$522,000
Mr. Farmer	$499,561	$134,231	$633,792	$346,000

  (1)    Total funding reflects required proration for the period of time Comerica was a participant in TARP and the NEOs were not able to earn an incentive award.

(6)
This column represents the aggregate change in the actuarial present value of the individual's accumulated benefit under the qualified pension plan and SERP.

The years of service credited to Mr. Babb under the SERP include the 17 years of service that Comerica agreed to provide Mr. Babb upon his employment with Comerica.

Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column. Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP. See "Pension Benefits at Fiscal Year-End 2010" for more information.

(7)
2010 amounts for each of the named executive officers include a matching contribution under Comerica's 401(k) savings plan as follows:

Ralph W. Babb, Jr.	$9,800;
Elizabeth S. Acton	$9,800;
Mary Constance Beck	$9,800;
Dale Greene	$9,800; and
Curtis C. Farmer	$9,800.

  Mr. Farmer's 2010 amount also includes a contribution of $12,250 under the Retirement Account Plan. They also include life insurance premiums of $3,693 paid by Comerica for the benefit of Mr. Babb. Comerica stopped paying the life insurance premiums as of June 30, 2010.

(8)
Includes matching contributions under Comerica's ESPP. Amounts for 2010 include a quarterly match and retention match, respectively, for the following named executive officers: Ms. Beck, $3,750 and $0 and Mr. Greene $0 and $19. All participants in the ESPP are eligible to receive matching contributions.

(9)
Includes limited perquisites provided to some or all of the named executives through June 30, 2010 when Comerica eliminated its perquisite programs. Mr. Babb's amounts for 2010 reflect expenses associated with the company vehicle and club memberships provided to him for such period. Comerica no longer offers any perquisite programs.

The following table provides information on grants of awards to NEOs in the fiscal year ended December 31, 2010 under Comerica's plans, as well as potential payouts for each of the NEOs under the MIP (a non-equity incentive plan) for the annual performance period covering 2010 and the three-year performance period covering 2008-2010. Where applicable, the estimated future payout values are prorated for the time Comerica was a participant in TARP during the performance period. For more information on our equity compensation plans, see the "Long-Term Incentives" section of "Compensation Discussion and Analysis."

2010 GRANTS OF PLAN-BASED AWARDS

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
							All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securitites Underlying Options(4)	Exercise of Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Award Type	Date Award Approved	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Ralph W. Babb, Jr.	Cash Incentive			0	2,643,641	2,643,641

	Restricted Stock	07/27/2010	07/27/2010				31,500			1,233,540

	Options	07/27/2010	07/27/2010					61,500	39.16	757,680

	Phantom Salary	01/26/2010	02/19/2010				1,950			70,833
	Stock Units		03/05/2010				1,887			70,833
			03/19/2010				1,818			70,833
			04/02/2010				1,826			70,833
			04/16/2010				1,700			70,833
			04/30/2010				1,651			70,833
			05/14/2010				1,642			70,833
			05/28/2010				1,819			70,833
			06/11/2010				1,852			70,833
			06/25/2010				1,804			70,833
			07/09/2010				1,771			70,833
			07/23/2010				1,837			70,833
			08/06/2010				1,866			70,833
			08/20/2010				1,962			70,833
			09/03/2010				1,877			70,833
			09/17/2010				1,880			70,833
			10/01/2010				1,866			70,833
			10/15/2010				1,816			70,833
			10/29/2010				1,937			70,833
			11/12/2010				1,860			70,833
			11/26/2010				1,901			70,833
			12/10/2010				1,692			70,833
			12/24/2010				1,640			70,833

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
							All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securitites Underlying Options(4)	Exercise of Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Award Type	Date Award Approved	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Elizabeth S. Acton	Cash Incentive			0	785,599	785,599

	Restricted Stock	07/27/2010	7/27/2010				9,500			372,020

	Options	07/27/2010	7/27/2010					18,500	39.16	227,920

	Phantom Salary	01/26/2010	02/19/2010				459			18,258
	Stock Units		03/05/2010				477			18,258
			03/19/2010				468			18,258
			04/02/2010				471			18,258
			04/16/2010				439			18,258
			04/30/2010				426			18,258
			05/14/2010				424			18,258
			05/28/2010				469			18,258
			06/11/2010				478			18,258
			06/25/2010				465			18,258
			07/09/2010				457			18,258
			07/23/2010				474			18,258
			08/06/2010				481			18,258
			08/20/2010				506			18,258
			09/03/2010				484			18,258
			09/17/2010				485			18,258
			10/01/2010				481			18,258
			10/15/2010				468			18,258
			10/29/2010				500			18,258
			11/12/2010				480			18,258
			11/26/2010				490			18,258
			12/10/2010				437			18,258
			12/24/2010				423			18,258
Mary Constance Beck	Cash Incentive			0	892,035	892,035

	Restricted Stock	07/27/2010	7/27/2010				10,500			411,180

	Options	07/27/2010	7/27/2010					21,000	39.16	258,720

	Phantom Salary	01/26/2010	02/19/2010				569			21,233
	Stock Units		03/05/2010				566			21,233
			03/19/2010				545			21,233
			04/02/2010				547			21,233
			04/16/2010				510			21,233
			04/30/2010				495			21,233
			05/14/2010				492			21,233
			05/28/2010				546			21,233
			06/11/2010				555			21,233
			06/25/2010				541			21,233
			07/09/2010				531			21,233
			07/23/2010				551			21,233
			08/06/2010				559			21,233
			08/20/2010				588			21,233
			09/03/2010				563			21,233
			09/17/2010				564			21,233
			10/01/2010				559			21,233
			10/15/2010				544			21,233
			10/29/2010				581			21,233
			11/12/2010				558			21,233
			11/26/2010				570			21,233
			12/10/2010				507			21,233
			12/24/2010				492			21,233

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
							All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securitites Underlying Options(4)	Exercise of Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Award Type	Date Award Approved	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Dale E. Greene	Cash Incentive			0	845,598	845,598

	Restricted Stock	07/27/2010	7/27/2010				11,500			450,340

	Options	07/27/2010	7/27/2010					22,500	39.16	277,200

	Phantom Salary	01/26/2010	02/19/2010				451			17,899
	Stock Units		03/05/2010				467			17,899
			03/19/2010				446			17,899
			04/02/2010				462			17,899
			04/16/2010				430			17,899
			04/30/2010				418			17,899
			05/14/2010				415			17,899
			05/28/2010				460			17,899
			06/11/2010				468			17,899
			06/25/2010				456			17,899
			07/09/2010				448			17,899
			07/23/2010				465			17,899
			08/06/2010				472			17,899
			08/20/2010				496			17,899
			09/03/2010				475			17,899
			09/17/2010				475			17,899
			10/01/2010				472			17,899
			10/15/2010				459			17,899
			10/29/2010				490			17,899
			11/12/2010				470			17,899
			11/26/2010				481			17,899
			12/10/2010				428			17,899
			12/24/2010				415			17,899
Curtis C. Farmer	Cash Incentive			0	717,244	717,244

	Restricted Stock	07/27/2010	7/27/2010				10,500			411,180

	Options	07/27/2010	7/27/2010					21,000	39.16	258,720

	Phantom Salary	01/26/2010	02/19/2010				491			17,813
	Stock Units		03/05/2010				475			17,813
			03/19/2010				458			17,813
			04/02/2010				460			17,813
			04/16/2010				428			17,813
			04/30/2010				416			17,813
			05/14/2010				413			17,813
			05/28/2010				458			17,813
			06/11/2010				466			17,813
			06/25/2010				454			17,813
			07/09/2010				446			17,813
			07/23/2010				462			17,813
			08/06/2010				470			17,813
			08/20/2010				494			17,813
			09/03/2010				473			17,813
			09/17/2010				473			17,813
			10/01/2010				470			17,813
			10/15/2010				457			17,813
			10/29/2010				488			17,813
			11/12/2010				468			17,813
			11/26/2010				478			17,813
			12/10/2010				426			17,813
			12/24/2010				413			17,813

Footnotes:

(1)
These columns reflect the potential payments for each of the named executive officers under the MIP for the annual performance period covering 2010 and the three-year performance period covering 2008-2010. Where applicable, the values are prorated to exclude impermissible amounts attributable to the time Comerica was a participant in TARP during the performance period. Refer to the Short Term Incentive portion of the "Compensation Discussion and Analysis" section above for additional information. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. In addition, as Comerica's goal is to meet all performance objectives, the target incentive is deemed to be the same as the maximum incentive. Incentives earned under the MIP for the one-year and three-year performance periods in 2010 and 2008-2010 are shown in the Non-Equity Incentive Compensation Plan column of the "2010 Summary Compensation Table."

(2)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each named executive officer under the MIP represents the maximum amount that could be funded for each named executive officer based upon the achievement of the performance criteria, the NEO's officer level and the NEO's base salary, prorated, where applicable, due to the restrictions imposed on Comerica as a participant in TARP.

(3)
Reflected in this column are the restricted shares granted to each named executive officer in July of 2010. Unless an award is forfeited prior to vesting, restricted stock awards are subject to 5 year cliff vesting. Refer to the "Stock-Based Awards under the Long-Term Incentive Plan" portion of the "Compensation Discussion and Analysis" section above for more information on restricted stock awards.

  Also provided in this column are the phantom salary stock units (salary stock) awarded to each NEO throughout the year. The specific number of phantom salary stock units was determined each pay period based on Comerica's closing stock price on the grant date. More information can be found above in the "Base Salary" section of the "Compensation Discussion and Analysis." The phantom salary stock units were settled in cash and paid in February 2011. For more details, see footnote (1) of the "2010 Summary Compensation Table" above.

(4)
This column shows the number of stock options granted to each named executive officer in July of 2010. Option awards generally have a 10-year term and become exercisable annually in 25% increments.

(5)
The closing price of Comerica's common stock per share on July 27, 2010, the grant date.

(6)
This column represents the fair value (at grant date) of phantom salary stock units, stock options and restricted stock awards granted to each of the named executive officers in 2010.

    The restricted stock value is calculated using the closing stock price on the date of grant.

    The stock option grant value is based on a binomial lattice valuation. The binomial value assigned to the option grant date in 2010 was $12.32.

    The phantom salary stock unit value reflects the target value the Committee awarded to each NEO.

The following table provides information on stock option and restricted stock grants awarded under the Long-Term Incentive Plan for each named executive officer that were outstanding as of the end of the fiscal year ended December 31, 2010. Each outstanding award is shown separately. The market value of the stock awards is based on the closing market price of Comerica stock on December 31, 2010 of $42.24 per share. The vesting schedule for each award is described in the footnotes to this table. For more information on our equity compensation plans, see the "Long-Term Incentives" section of "Compensation Discussion and Analysis."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ralph W. Babb, Jr.	0	61,500(1)	39.16	7/27/2020	31,500(6)	1,330,560
	20,900	62,700(2)	17.32	1/27/2019	104,000(7)	4,392,960
	50,000	50,000(3)	37.45	1/22/2018	34,000(8)	1,436,160
	75,000	25,000(4)	58.98	1/23/2017	30,000(9)	1,267,200
	100,000	0	56.47	2/15/2016	29,000(10)	1,224,960
	175,000	0	54.99	4/21/2015
	150,000	0	52.5	4/16/2014
	70,000	0	40.32	4/17/2013
	125,000	0	63.2	4/17/2012
	50,000	0	54.95	9/30/2011
	75,000	0	51.43	5/2/2011
Elizabeth S. Acton	0	18,500(1)	39.16	7/27/2020	9,500(6)	401,280
	0	17,400(2)	17.32	1/27/2019	12,800(7)	540,672
					6,014(11)	254,031
	16,000	16,000(3)	37.45	1/22/2018	18,445(8)	779,117
	24,000	8,000(4)	58.98	1/23/2017	7,000(9)	295,680
	32,000	0	56.47	2/15/2016	7,000(10)	295,680
	45,000	0	54.99	4/21/2015
	45,000	0	52.5	4/16/2014
	30,000	0	62.02	4/13/2012
Mary Constance Beck	0	21,000(1)	39.16	7/27/2020	10,500(6)	443,520
	6,625	19,875(2)	17.32	1/27/2019	14,600(7)	616,704
					6,994(11)	295,427
	17,000	17,000(3)	37.45	1/22/2018	14,100(8)	595,584
	25,500	8,500(4)	58.98	1/23/2017	9,000(9)	380,160
	34,000	0	56.47	2/15/2016	9,000(10)	380,160
	45,000	0	54.99	4/21/2015
	30,000	0	60.7	11/3/2014
Dale E. Greene	0	22,500(1)	39.16	7/27/2020	11,500(6)	485,760
	6,675	20,025(2)	17.32	1/27/2019	14,700(7)	620,928
					7,144(11)	301,763
	16,500	16,500(3)	37.45	1/22/2018	11,600(8)	489,984
	24,000	8,000(4)	58.98	1/23/2017	8,000(9)	337,920
	32,000	0	56.47	2/15/2016	8,000(10)	337,920
	40,000	0	54.99	4/21/2015
	40,000	0	52.5	4/16/2014
	23,400	0	40.32	4/17/2013
	23,600	0	63.2	4/17/2012
	14,500	0	51.43	5/2/2011
Curtis C. Farmer	0	21,000(1)	39.16	7/27/2020	10,500(6)	443,520
	0	13,725(2)	17.32	1/27/2019	10,100(7)	426,624
					3,047(11)	128,705
	6,250	12,500(5)	21.95	11/14/2018	6,000(12)	253,440

Footnotes:

(1)
Options vest annually in 25% increments with vesting dates of 7/27/2011, 7/27/2012, 7/27/2013 and 7/27/2014.

(2)
Options vest annually in 25% increments with vesting dates of 1/27/2010, 1/27/2011, 1/27/2012 and 1/27/2013.

(3)
Options vest annually in 25% increments with vesting dates of 1/22/2009, 1/22/2010, 1/22/2011 and 1/22/2012.

(4)
Options vest annually in 25% increments with vesting dates of 1/23/2008, 1/23/2009, 1/23/2010 and 1/23/2011.

(5)
Options vest annually in 25% increments with vesting dates of 11/14/2009, 11/14/2010, 11/14/2011 and 11/14/2012.

(6)
These shares of restricted stock vest on July 27, 2015.

(7)
These shares of restricted stock vest on January 27, 2014. They include 58,000 shares granted to Mr. Babb in lieu of the cash payment that he would have otherwise received under the MIP for the one-year period ending December 31, 2008. See the "2010 Summary Compensation Table" for more information.

(8)
These shares of restricted stock vest on January 22, 2013.

(9)
These shares of restricted stock vest on January 23, 2012.

(10)
These shares of restricted stock vest on February 15, 2011.

(11)
These shares of restricted stock vest on November 17, 2014.

(12)
These shares of restricted stock vest on November 14, 2013.

The following table provides information concerning the exercise of stock options and the vesting of restricted stock during the fiscal year ended December 31, 2010, for each of the named executive officers. For more information on our equity compensation plans, see the "Long-Term Incentives" section of "Compensation Discussion and Analysis."

2010 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(2)	0	0	54,851	2,193,367
Elizabeth S. Acton(3)	5,800	124,352	16,742	680,330
Mary Constance Beck(4)	0	0	18,533	748,748
Dale E. Greene(5)	0	0	16,520	672,071
Curtis C. Farmer(6)	10,825	160,887	10,536	409,688

Footnotes:

(1)
Amounts represent the sum of any restricted stock which vested during the year plus grants of phantom salary stock units, which units were fully vested at each biweekly grant. The value realized upon vesting of the phantom salary stock units is reflected in the "2010 Grants of Plan-Based Awards" table. The phantom salary stock units were settled in cash based on a closing market price at February 4, 2011 of $38.60.

(2)
Upon the lapse of restrictions, 13,000 restricted shares vested with a closing market price of $43.40 on April 21, 2010.

(3)
Ms. Acton exercised 5,800 stock options on July 29, 2010 with an exercise price of $17.32 and an average market price of $38.76. Upon the lapse of restrictions, 6,000 restricted shares vested with a closing market price of $43.40 on April 21, 2010.

(4)
Upon the lapse of restrictions, 6,000 restricted shares vested with a closing market price of $43.40 on April 21, 2010.

(5)
Upon the lapse of restrictions, 6,000 restricted shares vested with a closing market price of $43.40 on April 21, 2010.

(6)
Mr. Farmer exercised 4,575 stock options on January 27, 2010 with an exercise price of $17.32 and an average market price of $34.85. He also exercised 6,250 stock options on January 27, 2010 with an exercise price of $21.95 and an average market price of $34.86.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans. In the table below, the Comerica Incorporated Retirement Plan is referred to as the "Pension Plan", and the supplemental executive retirement plan, or Benefit Equalization Plan, is referred to as the "SERP". Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the Pension Plan or the SERP. For more information, see the "Retirement Benefits" section of "Compensation Discussion and Analysis."

PENSION BENEFITS AT FISCAL YEAR-END 2010(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
	Pension Plan	14.58	1,134,553	0
Ralph W. Babb, Jr.	SERP	32.58	11,721,514	0
	Total Pension Value		12,856,067	0
	Pension Plan	7.75	227,744	0
Elizabeth S. Acton	SERP	7.75	902,859	0
	Total Pension Value		1,130,603	0
	Pension Plan	5.08	209,080	0
Mary Constance Beck	SERP	5.08	933,931	0
	Total Pension Value		1,143,011	0
	Pension Plan	32.83	1,442,239	0
Dale E. Greene	SERP	32.83	4,459,510	0
	Total Pension Value		5,901,749	0

Footnotes:

(1)
The 2010 Pension Benefits Table shows the actuarial present value of accumulated benefits payable to each of the named executive officers, based on the final average monthly compensation and the number of years of service credited at December 31, 2010. The actuarial assumptions used to determine the present values are consistent with those used in Comerica's financial statements, except that, as required by SEC regulations, the assumed retirement age is the normal retirement age of 65. For these purposes, the actuarial assumptions under both plans include a discount rate of 5.51%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for Males and Females projected to 2010 using Scale AA; no assumed pre-retirement mortality; and that payments are projected to commence at age 65 in the form of a single life annuity.

(2)
The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb at the time he was hired to equalize the effect of his departure from his previous employer. Using the same actuarial assumptions as set forth in footnote 1, the 17 years of service are valued at $7,216,639.

The Pension Plan is a tax-qualified defined benefit pension plan and a consolidation of the former Manufacturers National Corporation Pension Plan, the Comerica Incorporated Retirement Plan and pension plans of other companies acquired by Comerica. The Pension Plan in general covers salaried employees who are age 21 and have at least one year of service. New employees hired after December 31, 2006 are not eligible to participate in the Pension Plan.

The Pension Plan provides the following types of benefits:

  •
  Normal retirement. Normal retirement age under the Pension Plan is 65

  •
  Early retirement. Early retirement age is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit, reduced by an early retirement reduction factor for commencement prior to normal retirement age. Of the named executive officers, Mr. Babb and Mr. Greene currently are eligible for early retirement.

  •
  Vested separated retirement. After five years of service with Comerica, an eligible employee is vested in the Pension Plan. Such an employee receives a vested separated retirement benefit at the time of voluntary termination even if such employee is not eligible for retirement, reduced by a vested separated retirement factor for commencement prior to early or normal retirement age. Of the named executive officers, Ms. Acton and Ms. Beck currently are eligible for a vested separated retirement benefit.

  •
  Disability. After fifteen years of service with Comerica, an eligible employee would receive a benefit in the event of disability. Of the named executive officers, Mr. Babb and Mr. Greene currently have satisfied the service requirements for disability benefits.

  •
  Death. If an eligible employee who has earned a vested accrued benefit dies prior to electing an optional form of benefit, the eligible employee's surviving spouse, if any, would receive the same benefit that would be payable if the eligible employee had separated from service on the date of death and elected an immediate Joint and Survivor Annuity as of the date of death or at the earliest retirement age, if later. Of the named executive officers, Mr. Babb, Ms. Acton, Ms. Beck and Mr. Greene have earned a death benefit.

A participant may not receive multiple levels of benefits under the Pension Plan.

A participant who retires under the Pension Plan receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued under one of the aforementioned plans on the day prior to the January 1, 1994 merger of those plans into the Pension Plan. The second part is the sum of (i) nine-tenths of one percent times the participant's final average monthly compensation, times the participant's years of benefit service since January 1, 1994 (total service not to exceed 35); plus (ii) seven tenths of one percent times the participant's final average monthly compensation in excess of the participant's covered compensation (the average of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the participant attains Social Security Retirement Age), times the participant's years of benefit service since January 1, 1994 (total service not exceeding 30).

Final average monthly compensation is a participant's aggregate monthly compensation for the 60 consecutive calendar months that fall within the 120 calendar months preceding the participant's retirement or separation from service prior to retirement, which results in the highest aggregate monthly compensation, divided by 60. Compensation under the Pension Plan is defined as wages, salary (including salary awarded in the form of phantom salary stock units) and any other amounts received for personal service actually rendered in the course of the employee's employment with the employer, to the extent such amounts are includible in gross income, plus incentives earned under the management incentive program, inclusive of awards earned under the MIP that the Governance, Compensation and Nominating Committee determines will be paid under Comerica's Long-Term Incentive Plan in lieu of a cash incentive. Compensation also includes pre-tax contributions to the employer's cafeteria plan, 401(k) savings plan, and any transportation fringe benefit plan sponsored by the employer.

The Pension Plan also provides a benefit feature intended to help retiring employees purchase additional health care insurance. This is a level benefit to all employees that is not based on compensation but is based on "points". "Points" are the participant's age plus service at termination or retirement not exceeding 100 points. This benefit provides $1.50 per "point" payable monthly commencing on the participant's normal retirement date. Participants eligible to retire early under the Pension Plan who have also attained age 60 with 10 years of service or who have accumulated 80 points on or after age 55, are entitled to a benefit equal to $3.00 per point payable monthly commencing on their early retirement date and ending on their normal retirement date. For example, a participant retiring at age 60 and with 20 years of service, would receive a monthly payment of $240 until his or her normal retirement date, and a monthly benefit of $120 thereafter. Those vested employees not meeting the age 60 and 10 years of service or 80 point criteria would receive a flat $1.50 per point monthly benefit commencing on his or her normal retirement date.

Certain participants of the Pension Plan are entitled to receive an annual benefit that is the greater of (a) their normal retirement benefit calculated regularly, and (b) their normal retirement benefit calculated applying the 2005 compensation limit for earnings after 2005, but adding a stated additional amount. The named executive officers who were eligible for the additional benefit under the Pension Plan at December 31, 2010 are: Mr. Babb, with an additional annual benefit at age 65 of $78,852; and Mr. Greene, with an additional annual benefit at age 65 of $31,836.

The 2010 limit under the Internal Revenue Code on the maximum annual pension that any participant, including any named executive officer, may receive under a tax-qualified defined benefit plan is $195,000. The maximum annual compensation of any participant that Comerica can consider in computing a pension under a qualified plan is $245,000.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the "Pension Benefits at Fiscal Year-End 2010" table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity.

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

In addition to the Pension Plan, Comerica maintains the SERP, which is a consolidation of the nonqualified retirement plans previously maintained by Comerica and Manufacturers National Corporation. The SERP makes up the portion of the retirement benefits lost by participants in the Pension Plan due to limits under the Internal Revenue Code on tax-qualified retirement plans that cap annual compensation which can be taken into account in determining pension benefits, cap the annual benefit that can be paid to any participant and set restrictions when a plan is top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. The SERP benefits are calculated in the form of a 100% joint and survivor annuity if a participant is married, and in the form of a life annuity if a participant is not married when payments commence.

The SERP also provides the supplemental pension to Mr. Babb that is described in the May 29, 1998 Supplemental Pension and Retiree Medical Agreement between Comerica and Mr. Babb, referenced on pages 31-32 under "Employment Contracts and Severance or Change of Control Agreements" of the "Compensation Discussion and Analysis" portion of the proxy statement, which serves to equalize the effect that the departure from his prior employer had on Mr. Babb's pension.

The following table provides information on the nonqualified deferred compensation of the named executive officers with respect to the fiscal year ended December 31, 2010. The plans under which these deferrals were made are described in the section entitled "Employee Deferred Compensation Plans" below.

2010 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Ralph W. Babb, Jr.	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	489,208	0	1,609,707
	Total Deferred Compensation Balance	0	0	489,208	0	1,609,707
Elizabeth S. Acton	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	8,094	0	26,631
	Total Deferred Compensation Balance	0	0	8,094	0	26,631
Mary Constance Beck	Deferred Compensation Plan	0	0	3,091	0	2,112,848
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0
	Total Deferred Compensation Balance	0	0	3,091	0	2,112,848
Dale E. Greene	Deferred Compensation Plan	0	0	98,189	0	616,153
	Common Stock Deferred Incentive Award Plan	0	0	150,005	0	493.580
	Total Deferred Compensation Balance	0	0	248,194	0	1,109,733
Curtis C. Farmer	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0
	Total Deferred Compensation Balance	0	0	0	0	0

Footnotes:

(1)
Amounts in this column, if any, represent compensation deferred in the 2010 fiscal year.

(2)
Amounts in this column, if any, represent the total compensation deferred by each named executive officer, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. These investments are similar to those offered under Comerica's Preferred Savings (401(k)) Plan. The deferral contributions made in years prior to 2010 represent base salary or incentives earned under the MIP. Those amounts were included in the Summary Compensation Table in prior years with respect to the named executive officers at those times.

Employee Deferred Compensation Plans.    Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (the "Employee Investment Fund Deferral Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer a portion of their incentive awards into units that are functionally equivalent to shares of Comerica common stock. Dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death, disability or separation of service prior to retirement, in which case the deferred compensation is payable in shares of Comerica's common stock in a single lump sum distribution within ninety days.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer a portion of their compensation, including salary, bonus and incentive awards, into units that are functionally equivalent to shares of mutual funds offered under the Employee Investment Fund Deferral Plan. As of 1999, Comerica stock was no longer an investment choice under the Employee Investment Fund Deferral Plan. Any dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death, disability or separation of service prior to retirement, in which case the deferred compensation is payable in cash in a single lump sum distribution within ninety days.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
AT FISCAL YEAR-END 2010

Comerica has entered into certain agreements and maintains certain plans that will require it to provide compensation to named executive officers of Comerica in the event of a termination of employment or a change of control of Comerica. The estimated payouts under a variety of termination scenarios for the named executive officers are shown below. All scenarios assume the named executive officer's date of termination is December 31, 2010 (the last business day of the last completed fiscal year) and that the price per share of Comerica's stock on the date of termination is $42.24 per share (the closing market price as of that day).

Voluntary Early Retirement.    As of December 31, 2010, none of the named executive officers met the eligibility for normal retirement (age 65), though Mr. Babb and Mr. Greene were eligible for early retirement (at least 55 years of age with at least 10 years of service). If named executive officers were to retire, their outstanding stock option awards would continue vesting on the terms in effect prior to retirement (with the exception of grants made in the year of retirement, which would be cancelled), and vested options would continue to be exercisable until their expiration date. With respect to the named executive officers who are not retirement eligible under the typical criteria, the Governance, Compensation and Nominating Committee may, in its discretion, deem them retirement eligible and allow their option awards to be treated the same as other retirees (in which case, such option awards will continue vesting according to their terms following retirement, except for options granted in the calendar year of retirement, which will terminate upon retirement). Normally, the Governance, Compensation and Nominating Committee would only consider making that determination if the named executive officer was at least age 55, the Chief Executive Officer recommended retirement treatment for him or her, and the named executive officer signed a non-solicit and non-compete agreement. Similarly, unvested grants of restricted stock are forfeited upon termination, including retirement, though the Governance, Compensation and Nominating Committee may also approve acceleration of the vesting of those awards, subject to the same considerations and conditions as described in the prior sentence.

Pension Plan and SERP payments upon early retirement, if applicable, are described in the "Pension Benefits at Fiscal Year-End 2010" table and narrative above. Deferred compensation payments upon early retirement, if applicable, are described in the "2010 Nonqualified Deferred Compensation Plans at Fiscal Year-End 2010" table and narrative above.

In the event of voluntary early retirement, an executive who participates in the MIP is eligible to receive an award prorated based on the amount of time during the applicable performance period the executive was employed by Comerica.

Voluntary Termination.    Other than the arrangements detailed in the "Employment Contracts and Severance or Change of Control Agreements" section of the "Compensation Discussion and Analysis" portion of this proxy statement, Comerica does not have contracts with its named executive officers that would require cash severance payments upon termination. However, as described above in the "Voluntary Early Retirement" section, in the event of a voluntary termination of one of the named executive officers who is not retirement eligible, the Governance, Compensation and Nominating Committee may, in its discretion, allow his or her option awards to be treated the same as other retirees, which in practice is typically only considered when an executive is at least age 55, the Chief Executive Officer has recommended retirement treatment for the executive, and the executive has executed a non-solicit and non-compete agreement. Similarly, the Governance, Compensation and Nominating Committee may also approve acceleration of the vesting of restricted stock awards, subject to the same considerations and conditions as described in the prior sentence. As of December 31, 2010, Mr. Farmer was younger than 55 and therefore would not normally have been considered for retiree option treatment or accelerated restricted stock vesting.

Pension Plan and SERP payments upon voluntary termination, if applicable, are described in the "Pension Benefits at Fiscal Year-End 2010" table and narrative above. Deferred compensation payments upon voluntary termination, if applicable, are described in the "2010 Nonqualified Deferred Compensation Plans at Fiscal Year-End 2010" table and narrative above.

Disability.    Comerica offers long-term disability insurance to all full-time employees. The plan offers coverage of 60% of base salary up to a limit set by Comerica's disability carrier. The only difference in coverage for senior officers, including the named executive officers, is an option to purchase additional coverage for 60% of bonus awards, calculated based on the employee's three-year rolling average bonus. For named executive officers whose compensation exceeds the limit on coverage provided by Comerica's disability carrier, to provide long-term disability insurance consistent with the 60% of base salary and bonus awards offered to other senior officers, Comerica self-insures against the difference between 60% of the individual's base salary and the corresponding coverage provided by Comerica's disability carrier. If a named executive officer elects to have long-term disability coverage for his or her bonus, and pays the corresponding premium, Comerica will also self-insure against the difference between 60% of the bonus and the corresponding coverage provided by Comerica's disability carrier. If an employee terminates due to disability, the employee is eligible to receive 29 months of company paid medical insurance and company paid basic life insurance based on his or her election.

If an executive becomes disabled, vested stock options granted under Comerica's Long-Term Incentive Plan will continue to be exercisable for three years after the disability date or the normal expiration date of the grant, whichever is earlier; however, unvested stock options will be cancelled upon termination due to disability. Restricted stock awards vest upon termination due to disability.

Pension Plan and SERP payments upon disability, if applicable, are described in the "Pension Benefits at Fiscal Year-End 2010" table and narrative above. Deferred compensation payments upon disability, if applicable, are described in the "2010 Nonqualified Deferred Compensation Plans at Fiscal Year-End 2010" table and narrative above.

In the event of disability, an executive who participates in the MIP is eligible to receive an award prorated based on the amount of time during the applicable performance period the executive was employed by Comerica.

Death.    In the event of the death of a named executive officer, vested stock options granted under Comerica's Long-Term Incentive Plan will continue to be exercisable for one year after death or the normal expiration date of the grant, whichever is earlier; however, unvested stock options will be cancelled upon termination due to death. Restricted stock awards vest upon death. Comerica offers life insurance to all full-time and part-time employees. Mr. Babb had an additional life insurance policy paid by Comerica that is also disclosed in the "All Other Compensation" column of the "2010 Summary Compensation Table." As explained in the "Compensation Discussion and Analysis" portion of the proxy statement under "Perquisites," we discontinued providing this benefit to Mr. Babb effective June 30, 2010.

Pension Plan and SERP payments upon voluntary termination, if applicable, are described in the "Pension Benefits at Fiscal Year-End 2010" table and narrative above, except that payments would generally be in the form of a survivor annuity to the named executive officer's spouse. Deferred compensation payments upon death, if applicable, are described in the "2010 Nonqualified Deferred Compensation Plans at Fiscal Year-End 2010" table and narrative above.

In the event of death, an executive who participates in the MIP is eligible to receive an award prorated based on the amount of time during the applicable performance period the executive was employed by Comerica.

Amounts in the Retirement Account Plan fully vest and are payable in a lump sum upon the participant's death. See the "Retirement Benefits" section of the "Compensation Discussion and Analysis" portion of the proxy statement for more information.

The table below contains the total payments to the named executive officers for various termination scenarios.

Termination Scenarios as of December 31, 2010

Name	Voluntary Early Retirement(1)	Voluntary Termination(2)	Disability(3)	Death(4)
Ralph W. Babb, Jr.	$27,734,393	N/A	$30,409,530	$28,666,727
Elizabeth S. Acton	N/A	$3,318,783	$4,314,549	$5,150,331
Mary Constance Beck	N/A	$5,671,471	$6,789,383	$7,745,578
Dale E. Greene	$10,144,458	N/A	$10,701,819	$11,734,163
Curtis C. Farmer	N/A	N/A	$1,928,693	$2,983,952

Footnotes:

(1)
Voluntary early retirement amounts shown for Mr. Babb and Mr. Greene include: MIP awards earned for the one-year and the three-year performance periods ended December 31, 2010, if applicable; the value of the acceleration of outstanding grants of restricted stock (which assumes the Governance, Compensation and Nominating Committee's approval of such acceleration), with the exception of Mr. Greene's long-term restricted stock grant from November 17, 2009, which is not eligible for acceleration at December 31, 2010 under TARP regulations; the value of the executive's deferred compensation plan account(s) as of December 31, 2010, assuming the participant elected a lump-sum payment; and the present value of the executive's early retirement benefit under Comerica's Pension Plan and SERP. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section. Key assumptions used to value Mr. Babb's retiree medical benefits included a discount rate of 4.95%, mortality projections based on the RP-2000 Mortality Table for males and females projected to 2010 with Scale AA, assumptions of annual per capita costs based on Comerica's claims experience, assumptions of annual trend rates for future healthcare and prescription drug cost increases of 8% in 2011, grading down to 5% in year 2031 and beyond and that the annual amount of the Medicare Part D subsidy would be 20% of the prescription drug claim cost. As previously announced, Mr. Greene plans to retire at his normal retirement age in the third quarter of 2011.

(2)
Voluntary termination amounts shown for each executive include: the value of the acceleration of outstanding grants of restricted stock for each executive who is at least age 55 (which assumes the Governance, Compensation and Nominating Committee's approval of such acceleration), with the exception of Ms. Acton's and Ms. Beck's long-term restricted stock grants from November 17, 2009, which are not eligible for acceleration at December 31, 2010 under TARP regulations; the value of the executive's deferred compensation plan account(s) as of December 31, 2010 and the present value of the executive's vested separation retirement benefit under Comerica's Pension Plan and SERP. Ms. Beck retired at her normal retirement age on January 31, 2011.

(3)
Disability termination amounts shown for each executive include: MIP awards earned for the one-year and the three-year performance periods ended December 31, 2010, if applicable; an amount equal to the fair market value of restricted shares held as of December 31, 2010; the value of the executive's deferred compensation plan account(s) as of December 31, 2010; for Mr. Babb and Mr. Greene, the present value of the disability benefit under Comerica's Pension Plan and SERP; for Ms. Acton and Ms. Beck, the present value of the voluntary termination benefit under the Pension Plan and SERP; the amount of the monthly disability benefit payable until age 65 based on the executive's election to purchase long-term disability coverage with respect to the executive's bonus amounts; life insurance premiums for basic life insurance for a period of 29 months; and, except for Mr. Babb, 29 months of company-paid medical coverage based on the executive's 2010 election to participate in Comerica's medical plan coverage. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section.

(4)
Death termination amounts shown for each executive include: MIP awards earned for the one-year and the three-year performance periods ended December 31, 2010, if applicable; an amount equal to the fair market value of restricted shares held as of December 31, 2010; the value of the executive's deferred compensation plan account(s) as of December 31, 2010; and the total death benefit of basic and other company paid life insurance. The amount for Mr. Babb also includes the present value of Mr. Babb's retiree medical benefits for his spouse, as provided in

  Mr. Babb's Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section of the "Compensation Discussion and Analysis" portion of the proxy statement. Amounts for Mr. Babb, Ms. Acton, Mr. Greene and Ms. Beck also include the present value of the death benefit under Comerica's Pension Plan and SERP, and the amount for Mr. Farmer also includes a lump sum payment from the Retirement Account Plan.

Change of Control.    Each named executive officer is a party to a change of control employment agreement with Comerica.

Comerica believes that the change of control employment agreements can help to aid Comerica in attracting and retaining executives by reducing the personal uncertainty that arises from the possibility of a future business combination. Moreover, the change of control employment agreements are designed to offset the uncertainty of executives as to their own futures if a change of control occurs, and make the executives neutral to change of control transactions that are in the best interests of Comerica and its shareholders, thereby increasing shareholder value.

Each agreement is for an initial three-year period (the "Agreement Period"), commencing on the date the executive and Comerica sign the agreement, and this Agreement Period is extended automatically at the end of each year for an additional one year in order to maintain a rolling three-year period unless Comerica delivers written notice to the named executive officer, at least sixty days prior to the annual renewal date, that the agreement will not be extended. If a change of control of Comerica occurs during the Agreement Period, each named executive officer will have a right to continued employment for a period of 30 months from the date of the change of control (the "Employment Period"). During the Employment Period, the executive officer agrees to remain in the employ of Comerica subject to the terms of the change of control agreement, which generally provides that the executive's position and duties, office location and compensation, as in effect prior to the change of control, will be maintained.

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

The agreement also provides severance benefits to the executive if Comerica terminates his or her employment for a reason other than cause or disability or if he or she resigns for good reason during the Employment Period. Good reason under the agreement includes termination of the agreement by the executive for any reason during the 30-day period immediately following the first anniversary of the change of control. If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive in addition to other benefits he or she may have under any other agreement with, or benefit plan or arrangement of, Comerica:

  •
  any unpaid base salary through the date of termination;

  •
  a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year following the change of control;

  •
  an amount equal to three times the executive's annual base salary;

  •
  an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans if he or she continued to receive service credit for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

These amounts would be paid in a lump sum with the exception of the health, accident, disability and life insurance benefits, payment of legal fees and outplacement services, which would be paid as the expenses were incurred. All payments would be made by Comerica or the surviving entity. If any payment or benefit to the executive under the agreement or otherwise would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the executive will be reduced to an amount necessary to prevent the application of the excise tax.

The table below contains the total payments to the named executive officers for certain terminations following a change of control.

Change of Control Scenarios as of December 31, 2010 — Termination
by the Executive for Good Reason or by Comerica Other Than for Cause,
Death or Disability Following a Change of Control

Name	Severance Benefits Under COC Agreement and LTIP Plans(1)	Other Payments(2)	Total
Ralph W. Babb, Jr.	$38,917,659	$15,766,736	$54,684,395
Elizabeth S. Acton	$11,814,304	$1,006,354	$12,820,658
Mary Constance Beck	$12,954,647	$3,255,343	$16,209,990
Dale E. Greene	$11,627,379	$7,126,493	$18,753,872
Curtis C. Farmer	$8,658,870	$0	$8,658,870

Footnotes:

(1)
Severance benefit amounts shown for each executive include (1) amounts payable under such executive's change of control agreement, assuming that all accrued base salary through December 31, 2010 has been previously paid, that premiums for life insurance and medical, dental and vision benefits remain at December 31, 2010 levels and that outplacement expenses will be equal to approximately $25,000 for Mr. Babb and $12,500 for the remaining named executive officers and (2) the acceleration of all unvested stock options and restricted stock upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price on December 31, 2010. Amounts in this table assume that the Governance, Compensation and Nominating Committee has elected in its discretion not to make a separate payment under the MIP with respect to performance periods ended December 31, 2010.

(2)
Other payments shown that are not part of the severance benefits offered under Comerica's change of control agreement include: the value of the executive's deferred compensation plan account(s) as of December 31, 2010 and the present value of the early retirement or voluntary termination benefit, as applicable, under Comerica's Pension Plan and SERP at December 31, 2010. Actuarial assumptions to calculate pension related lump sums for the estimates in the table above are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the pension plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month but with phase-in of 30 year Treasury Rates: 2.16% for the first 5 years, 4.77% for years 5-20 and 6.05% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table. Amounts for Mr. Babb also include the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section above.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2010. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features.

For information on procedures and policies for reviewing transactions between Comerica and its executive officers, their immediate family members and entities with which they have a position or relationship, see "Director Independence and Transactions of Directors with Comerica — Review of Transactions with Related Persons."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica's common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica's common stock. To report this information, Comerica relied solely on information that BlackRock, Inc. furnished in its Schedule 13G/A, filed February 3, 2011, and on information that FMR LLC furnished in its Schedule 13G/A, filed February 14, 2011, in each case relating to their respective beneficial ownership of Comerica as of December 31, 2010.

Amount and Nature of Beneficial Ownership as of December 31, 2010
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. and certain affiliates 40 East Second Street New York, NY 10022	9,851,323(1)	5.58%
FMR LLC and certain affiliates 82 Devonshire Street Boston, MA 02109	16,177,387(2)	9.166%

Footnotes:

(1)
BlackRock, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 9,851,323 shares.

(2)
FMR LLC indicated that it has sole dispositive power with respect to 16,177,387 shares. It has sole power to vote or direct the vote on 1,089,437 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 15,028,450 of the shares as a result of acting as an investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of 15,028,450 shares owned by the funds. Neither Edward C. Johnson 3d nor FMR LLC has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Strategic Advisers, Inc. ("Strategic"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 6,199 of the shares in connection with providing investment advisory services to individuals. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 198,040 of the shares as a result of acting as an investment manager for institutional accounts, non-U.S. mutual funds, or registered investment companies owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole power to dispose of 198,040 shares and sole power to vote or to direct the voting of 198,040 shares. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 307,858 of the shares as a result of acting as an investment manager for institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole power to dispose of 307,858 shares and sole power to vote or to direct the voting of 307,858 shares. FIL Limited ("FIL"), a qualified institution, and its subsidiaries, beneficially own 636,840 of the shares, and have sole power to dispose of 636,840 shares and sole power to vote or to direct the voting of 577,340 shares and no power to vote or to direct the voting of 59,500 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 39% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC has reported shares held by FIL as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote "FOR"
the candidates for Class III directors.

Election of Directors.    Comerica's Board of Directors is divided into three classes. In previous years, each class of directors was elected to a three-year term of office. Commencing with this Annual Meeting, directors will be elected annually for terms of one year. However, any director in office at this Annual Meeting whose current term will not expire until the annual meeting of shareholders to be held in 2012 or 2013 shall continue to hold office until the end of the term for which such director was elected and until such director's successor shall have been elected and qualified. There are currently 10 directors, constituting the whole Board of Directors.

At this Annual Meeting of Shareholders, you will elect one class of directors for a one-year term to succeed the class of directors whose term of office expires at such meeting. This year you are voting on four candidates for the Class III directors. Based on the recommendation of the Governance, Compensation and Nominating Committee, the Board has nominated the following current Class III directors for election: Roger A. Cregg, T. Kevin DeNicola, Alfred A. Piergallini and Nina G. Vaca. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica, if elected. Proxies cannot be voted for a greater number of people than the number of nominees named.

One current director, James F. Cordes (a Class II director not standing for election) is scheduled to retire at the Annual Meeting of Shareholders in accordance with Comerica's Corporate Governance Guidelines, which provide that a director will retire from the Board at the next annual shareholders' meeting immediately following the Director's 70th birthday. Simultaneous with this retirement, it is expected that the size of the Board will be reduced to 9, consisting of three Class I directors, two Class II directors and four Class III directors. Each remaining Class I and Class II director will serve the remainder of his or her current term and thereafter be elected to one-year terms at each Annual Meeting. Commencing with the 2013 Annual Meeting, the directors will no longer be divided into classes, and each director will be elected to a one-year term expiring at the next succeeding annual meeting.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Governance, Compensation and Nominating Committee. If the Governance, Compensation and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties. Considerations of diversity can include seeking nominees with a broad diversity of experience, professions, skills, geographic representation and/or backgrounds. The Governance, Compensation and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or reelection as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Governance, Compensation and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Governance, Compensation and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica's bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Governance, Compensation and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica's bylaws ensures that the Governance, Compensation and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2012 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 27, 2012 and no earlier than the close of business on December 28, 2011. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 26, 2012), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive a shareholder's notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting). If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider a shareholder's notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives a shareholder's notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

The Governance, Compensation and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

Further information regarding the Board and these nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CANDIDATES FOR CLASS III DIRECTORS.

 INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following section provides information as of March 18, 2011 about each nominee for election as a Class III director and each of the incumbent Class I and Class II directors who will serve past the Annual Meeting. One current director, James F. Cordes (a Class II director), is scheduled to retire at the Annual Meeting in accordance with Comerica's Corporate Governance Guidelines, which provide that a director will retire from the Board at the next annual shareholders' meeting immediately following the Director's 70th birthday.

The information provided includes the age of each nominee or incumbent director; the nominee's or incumbent director's principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica; other public company or registered investment company directorships during the past five years; and the year in which the nominee or incumbent director became a director of Comerica (except as noted in a separate footnote below).

NOMINEES FOR CLASS III DIRECTORS — TERMS EXPIRING IN 2012

Roger A. Cregg                                                                              Director since 2006
Mr. Cregg, 54, has been Executive Vice President of PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), a national homebuilding company, since May 2003 and Chief Financial Officer of PulteGroup, Inc. since January 1998. He served as Senior Vice President of PulteGroup, Inc. from January 1998 to May 2003. He was a director of the Federal Reserve Bank of Chicago, Detroit Branch, from January 2004 to December 2009 and served as Chair from January to December 2006.

As a senior executive and Chief Financial Officer of a company involved in residential real estate development, Mr. Cregg has demonstrated leadership capability and extensive knowledge of complex financial and operational issues.

T. Kevin DeNicola                                                                             Director since 2006
Mr. DeNicola, 56, served as Chief Financial Officer of KIOR, Inc., a biofuels company, from November 2009 to January 2011. He was Senior Vice President and Chief Financial Officer of KBR, Inc., a global engineering, construction and services company, from June 2008 until October 2009. From June 2002 to January 2008, he was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millenium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. In January 2009, Lyondell Chemical Company and certain of its subsidiaries, including Equistar Chemicals, LP and Millenium Chemicals Inc., filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Lyondell emerged from bankruptcy in April 2010. Mr. DeNicola has been an adjunct professor at Rice University, a higher learning institution, from March 2008 to the present. He also has been a director of Georgia Gulf Corporation since September 2009.

Mr. DeNicola is an experienced financial leader with the skills necessary to lead our Audit Committee. His service as Chief Financial Officer of several public companies makes him a valuable asset, both on our Board of Directors and as the Chairman of our Audit Committee. Mr. DeNicola's positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. The depth and breadth of his exposure to complex financial issues make him a skilled advisor.

Alfred A. Piergallini                                                                           Director since 1991
Mr. Piergallini, 64, has been a consultant with Desert Trail Consulting, a marketing consulting organization, since January 2001. He was Chairman of Wisconsin Cheese Group, Inc., a manufacturer and marketer of ethnic and specialty cheeses, from January 2006 until December 2010. He also was President and Chief Executive Officer of Wisconsin Cheese Group, Inc. from January 2006 to June 2007. He was Chairman, President and Chief Executive Officer of Novartis Consumer Health Worldwide, a health care and infant nutrition company, from December 1999 to December 2001. He was Vice Chairman, President and Chief Executive Officer of Gerber Products Company, a manufacturer and developer of infant and toddler nutrition and wellness products, until February 1999. He has been a director of Central Garden & Pet Company since January 2004.

As a senior executive with experience in general management, marketing, sales and branding, as well as experience in several of our key markets, Mr. Piergallini contributes valuable insight to the Board.

Nina G. Vaca(1)                                                                                 Director since 2008
Ms. Vaca, 39, has been Chairman and Chief Executive Officer of Pinnacle Technical Resources, Inc., a staffing, vendor management and information technology services firm, since October 1996. She also has been Chairman and Chief Executive Officer of Vaca Industries Inc., a management company, since April 1999.

As a chief executive officer with experience in staffing, vendor management and information technology, as well as successful entrepreneurial endeavors, Ms. Vaca offers a unique and insightful perspective to the Board.

INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2012

Richard G. Lindner                                                                           Director since 2008
Mr. Lindner, 56, has been Senior Executive Vice President and Chief Financial Officer of AT&T, Inc. (formerly SBC Communications, Inc.), a telecommunications company, since May 2004. From October 2000 to May 2004, he was the Chief Financial Officer of Cingular Wireless LLC (now AT&T Mobility LLC), a wireless telecommunications company. From October 2002 to March 2007, he served as a director of Sabre Holdings.

As Chief Financial Officer of AT&T, Inc., Mr. Lindner has demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations. In addition, Mr. Lindner is able to draw upon, among other things, his knowledge of several of our key geographic markets that he has gained through experience in the telecommunications industry.

Robert S. Taubman                                                                Director since 1987(2)
Mr. Taubman, 57, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He has been a director of Sotheby's Holdings, Inc. since 2000 and Taubman Centers, Inc. since 1992.

As an executive involved in real estate development and operations and with his experience as a member of the board of directors of two public companies, Mr. Taubman has demonstrated leadership capability and brings key experience of the real estate markets. He also brings insight through experience in many of Comerica's geographic markets.

Reginald M. Turner, Jr.                                                                 Director since 2005
Mr. Turner, 51, has been an attorney with Clark Hill PLC, a law firm, since April 2000.

As a lawyer, Mr. Turner has a unique legal perspective to offer the Board. He also has extensive involvement and experience in community affairs.

 INCUMBENT CLASS II DIRECTORS — TERMS EXPIRING IN 2013

Ralph W. Babb, Jr.                                                                           Director since 2000(3)
Mr. Babb, 62, has been President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank. He has been a director of Texas Instruments Inc. since March 2010.

As our Chairman, President and Chief Executive Officer and our former Chief Financial Officer, Mr. Babb has extensive knowledge of all aspects of our business which, combined with his drive for excellence and his strong leadership skills, position him well to continue to serve as our Chairman, President and Chief Executive Officer.

Jacqueline P. Kane                                                                           Director since 2008
Ms. Kane, 58, has been Senior Vice President, Human Resources and Corporate Affairs, of The Clorox Company, a manufacturer and marketer of consumer products, since January 2005. She was Senior Vice President, Human Resources from June 2004 to December 2004, and Vice President, Human Resources from March 2004 to May 2004 for The Clorox Company. From March 2003 to January 2004, she was Vice President, Human Resources and Executive Leadership for The Hewlett-Packard Company, a technology company.

As a senior executive with experience in human resources, including compensation matters, as well as experience in several of our key geographic markets, Ms. Kane has a unique and insightful perspective to offer the Board. As a member of our Governance, Compensation and Nominating Committee, she is able to use her experience and perspectives to offer best practices advice.

 RETIRING DIRECTOR

James F. Cordes Director since 1984(4)
Mr. Cordes, 70, is retired. He was Executive Vice President of The Coastal Corporation, a diversified energy company, until March 1997. He was President of American Natural Resources Company, a diversified energy company, until March 1997. He served as a director of Northeast Utilities System, Inc., an operator of utility systems in New England, from 2001 until 2010 and has served as a director of American Electric Power Company, Inc., an energy company, since September 2009.

Footnotes:

(1)
Professional name of Ximena G. Humrichouse.

(2)
The year Mr. Taubman became a director of Manufacturer's Bank, N.A. or its predecessors. He became a director of Comerica Bank in 1992 when it merged with Manufacturer's Bank, N.A. He became a director of Comerica in 2000, at which time he resigned as a director of Comerica Bank.

(3)
The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in 2001.

(4)
The year Mr. Cordes became a director of Manufacturer's National Corporation. He became a director of Comerica in June 1992, when it merged with Manufacturer's National Corporation.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs and vice chairs, if applicable, are also set forth in the chart. The current terms of the various committee members expire in April 2011.

COMMITTEE ASSIGNMENTS(1)

AUDIT(2)	ENTERPRISE RISK(3)	GOVERNANCE, COMPENSATION AND NOMINATING(2)(4)	QUALIFIED LEGAL COMPLIANCE(2)	SPECIAL PREFERRED STOCK COMMITTEE(5)	CAPITAL COMMITTEE
Cordes, James F.	Cordes, James F.*	Cregg, Roger A.	Cordes, James F.	Babb, Ralph W., Jr.*	Babb, Ralph W., Jr.*
Cregg, Roger A.	DeNicola, T. Kevin	Kane, Jacqueline P.	Cregg, Roger A.
DeNicola, T. Kevin*	Lindner, Richard G.	Lindner, Richard G.*	DeNicola, T. Kevin*
Turner, Reginald M., Jr.	Taubman, Robert S.	Piergallini, Alfred A.	Turner, Reginald M., Jr.
Vaca, Nina G.	Turner, Reginald M., Jr.**		Vaca, Nina G.
Vaca, Nina G.

Footnotes:

(1)
Chair and Vice Chair names are in italics. One asterisk denotes the Chair, whereas two asterisks denotes the Vice Chair, if applicable.

(2)
Lillian Bauder served on the Audit Committee, on the Governance, Compensation and Nominating Committee and on the Qualified Legal Compliance Committee until she retired from the Board on April 27, 2010.

(3)
Joseph J. Buttigieg, III served on the Enterprise Risk Committee until he resigned from the Board effective February 1, 2010.

(4)
Kenneth L. Way served on the Governance, Compensation and Nominating Committee until he retired from the Board on April 27, 2010.

(5)
Mr. Buttigieg served on the Special Preferred Stock Committee until he resigned from the Board effective February 1, 2010.

Audit Committee.    As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica's financial statements; (ii) Comerica's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of Comerica's internal audit function and independent auditors, including with respect to both bank and non-bank subsidiaries; and by preparing the "Audit Committee Report" found in this proxy statement. None of the members of the Audit Committee serves on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section in this proxy statement). Although the SEC requires only one financial expert serve on the Audit Committee, the Board of Directors has determined that Comerica has two audit committee financial experts serving on the Audit Committee. These directors are Roger A. Cregg and T. Kevin DeNicola. A current copy of the charter of the Audit Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Audit Committee met 13 times in 2010.

Governance, Compensation and Nominating Committee.    This committee, among other things, establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans, monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans, monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Governance, Compensation and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Governance, Compensation and Nominating Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Governance, Compensation and Nominating Committee also oversees the discussion, review and evaluation of our compensation plans as described below. The Governance, Compensation and Nominating Committee met seven times in 2010.

Enterprise Risk Committee.    This committee oversees policies, procedures and practices relating to enterprise-wide risk and compliance with bank regulatory obligations. The Board of Directors has determined that all of the members of the Enterprise Risk Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Enterprise Risk Committee met four times in 2010.

Qualified Legal Compliance Committee.    This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica's remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Qualified Legal Compliance Committee did not meet in 2010.

Special Preferred Stock Committee.    This committee is a temporary committee of the Board of Directors that is authorized to carry out the Board's authority with respect to the issuance of securities. It did not meet in 2010.

Capital Committee.    This committee is a temporary committee of the Board of Directors that was authorized to carry out the Board's authority with respect to the Company's March 2010 common stock offering and the October 2010 redemption of trust preferred securities. It acted by unanimous written consent twice in 2010.

Board and Committee Meetings.    There were eight regular meetings of the Board, one action by unanimous written consent of the Board and 26 meetings of the various committees and subcommittees of the Board, including actions by unanimous written consents, during 2010. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. Eleven of the 12 Board members on the date of the 2010 Annual Meeting attended that meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Richard G. Lindner is the facilitating director at such sessions. Interested parties may communicate directly with Mr. Lindner or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Directors' current practice is that the Secretary will relay all communications received to the facilitating director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

BOARD LEADERSHIP STRUCTURE

Our Chief Executive Officer also serves as the Chairman of the Board. The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Separating the roles would risk creating the perception of having two chiefs, which could lead to fractured leadership and a weakened ability to develop and implement strategy. Mr. Babb has provided strong leadership to the Board and management, instilling a clear focus on the Company's strategy and business plans. Although the Board believes that it is more effective to have one person serve as the Company's Chairman and Chief Executive, it also believes that it is simultaneously important to have a strong governance structure to ensure a strong and independent Board. All directors, with the exception of the Chairman, are independent as defined under New York Stock Exchange rules, and the Audit Committee, the Enterprise Risk Committee, the Governance, Compensation and Nominating Committee and the Qualified Legal Compliance Committee are comprised entirely of independent directors. The Board also has an independent facilitating director (Mr. Lindner) who leads the non-management directors in regularly scheduled executive sessions. As facilitating director, Mr. Lindner's duties include, but are not limited to, the following:

  •
  presiding at all other meetings of the Board at which the Chairman is not present;

  •
  serving as liaison between the Chairman and the independent directors;

  •
  approving information sent to the Board;

  •
  approving meeting agendas and schedules for the Board;

  •
  having the authority to call meetings of the independent directors; and

  •
  if requested by major shareholders, ensuring that he is available for consultation and direct communication.

The facilitating director position is elected annually by the non-management directors. The Board believes that the facilitating director further strengthens the Board's independence and autonomous oversight of our business as well as Board communication and effectiveness.

 ROLE IN RISK OVERSIGHT

The Board oversees the management of risk through the Enterprise Risk Committee, with guidance from the Audit Committee on major financial risks and from the Governance, Compensation and Nominating Committee on risks associated with the Company's compensation practices. The Enterprise Risk Committee has established the Enterprise-Wide Risk Management Committee and charged it with responsibility for establishing governance over the risk management process, providing oversight in managing Comerica's aggregate risk position and reporting on the comprehensive portfolio of risks and the potential impact these risks can have on Comerica's risk profile and resulting capital level. The Enterprise-Wide Risk Management Committee is principally composed of senior officers representing the different risk areas and business units who are appointed by the Chairman and Chief Executive Officer of Comerica. It meets quarterly and submits a comprehensive risk report to the Enterprise Risk Committee each quarter providing management's view of Comerica's risk position. The Enterprise Risk Committee reports regularly to the full Board. The Board believes that the combination of the joint Chief Executive Officer and Chairman positions, the independent facilitating director and the roles of the Board and its Committees provide the appropriate leadership to help ensure effective risk oversight.

DIRECTOR INDEPENDENCE AND
TRANSACTIONS OF DIRECTORS WITH COMERICA

Independence and Transactions of Directors

The Board of Directors has determined that all non-management directors, currently constituting 90% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The categorical standards also are included as Appendix I to this proxy statement.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, reviewed certain relationships that multiple board members, or members of their immediate family, may have with the same charitable or civic organization, as well as certain other types of relationships that directors, members of their immediate family or affiliated entities, may have with each other or Comerica, and determined that such relationships are not material. These relationships with Comerica include, among other things, lending relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and a director or an entity with which the director (or any of the director's immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, trustee, officer or person holding a comparable position or a significant shareholder thereof, on the other. They also include situations in which Comerica, or one or more affiliates, serves in a fiduciary capacity for a client needing legal services. The Board additionally reviewed certain relationships involving directors or their companies and Comerica's independent auditor.

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions:

Loans, extensions of credits and related commitments to Messrs. Cregg, Lindner, Piergallini, Taubman and Vaca, their respective immediate family members and/or affiliated entities have been made by Comerica Bank in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features. Such relationships are immaterial pursuant to the Board's categorical standards of independence.

Certain directors, their respective immediate family members and/or affiliated entities have customer relationships (other than extensions of credit) with Comerica in the ordinary course of business, on terms and conditions not more favorable than those afforded by Comerica to other similarly situated customers. Such relationships are deemed immaterial.

Mr. Turner purchased, in an arm's length transaction in 2010, real estate held by a subsidiary of Comerica for a purchase price of less than $120,000. The Board determined that such relationship is immaterial.

In certain instances, Comerica, acting in a fiduciary capacity, selects, on behalf of its client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client is typically selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of the firm in which Mr. Turner is a member. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client's funds, not from funds belonging to Comerica. The Board determined that such relationships are immaterial.

Mr. Turner is not personally involved in any litigation in which Comerica is directly or indirectly adverse. However, on occasion, his firm represents clients in legal matters indirectly or potentially adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica. The Board determined that such relationships are immaterial.

Comerica has historically used AT&T, Inc., for whom Mr. Lindner serves as Chief Financial Officer, for voice, data, internet and wireless services through an arm's length, non-preferential arrangement that commenced many years before Mr. Lindner joined the Board. In 2010, Comerica paid AT&T, Inc. far less than 1% of AT&T's consolidated gross revenues. Such relationship is immaterial pursuant to the Board's categorical standards of independence.

Ms. Vaca and Mr. Lindner are executive officers of companies that maintain an arm's length business relationship with one another, which commenced prior to the time that either Ms. Vaca or Mr. Lindner joined the Board. This business relationship is immaterial in the Board's judgment.

Ms. Kane and Messrs. Cregg, DeNicola and Lindner are executive officers and/or directors of companies that use Comerica's independent auditor for certain financial services, including audit and audit-related services. During 2010, Mr. DeNicola served as an executive officer of a company that uses Comerica's independent auditor for certain financial services, which do not include audit and audit-related services. The Board considered the use of the same independent auditor by Comerica and companies employing its directors. The Board determined that such relationships are immaterial.

On the bases described above, the Board of Directors has affirmatively determined that the following current directors meet the categorical standards of independence, where applicable, and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: James F. Cordes, Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Alfred A. Piergallini, Robert S. Taubman, Reginald M. Turner, Jr. and Nina G. Vaca. The Board of Directors further determined that Ralph W. Babb, Jr. is not independent because he is an employee of Comerica. In addition, three former directors, Lillian Bauder, Joseph J. Buttigieg, III, and Kenneth L. Way, served on the Board of Directors in 2010. Mr. Buttigieg resigned from the Board effective February 1, 2010; Dr. Bauder and Mr. Way retired from the Board effective April 27, 2010. When the Board of Directors last considered the independence of Messrs. Buttigieg and Way and Dr. Bauder (while they were serving as directors), it determined that Mr. Buttigieg was not independent because he was an employee of Comerica. It also affirmatively determined that Dr. Bauder and Mr. Way met the categorical standards of independence, where applicable, and had no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director.

Review of Transactions with Related Persons

Comerica has adopted a Regulation O Policy and Procedure document to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members, as well as 10% or greater shareholders, and the related interests of any of the foregoing. Under the policy and procedure, extensions of credit that exceed regulatory thresholds must be approved by the board of the appropriate subsidiary bank.

Comerica also has other procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These other procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Governance, Compensation and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors' independence. To assist them in their review, the Governance, Compensation and Nominating Committee and the Board of Directors use the categorical standards found in Comerica's Corporate Governance Guidelines, as discussed above.

In order to monitor transactions that occur between the annual review, the independence certification also obligates the directors to immediately notify Comerica's Head of Legal Affairs in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Governance, Compensation and Nominating Committee.

Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The Regulation O Policy and Procedure, questionnaire, certification, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and Senior Financial Officer Code of Ethics are all in writing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2010, Mr. Cregg, Ms. Kane, Mr. Lindner and Mr. Piergallini, as well as retired directors Dr. Bauder and Mr. Way, served as members of the Governance, Compensation and Nominating Committee. No such individual is, or was during 2010, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

 COMPENSATION OF DIRECTORS

The Governance, Compensation and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by Aon Hewitt (formerly Hewitt Associates LLC) ("Hewitt"), a nationally known compensation consulting firm retained by the Governance, Compensation and Nominating Committee to provide market analyses and consulting services on director compensation matters.

The table below illustrates the compensation structure for non-employee directors in 2010. Employee directors receive no compensation for their Board service. In addition to the compensation described below, each director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Elements of 2010 Compensation	Amount
Annual Retainer (cash)	$40,000
Annual Committee Chair and Vice Chair Retainer (cash)(1)	$10,000
Annual Facilitating Director Retainer (cash)	$10,000
Board or Committee Meeting Fees — per meeting (cash)	$ 1,500
Board Sponsored Training Seminar Fees — per seminar (cash)	$ 1,500
Briefing Fees — per briefing session (cash)	$ 1,500
Restricted Stock Unit Award(2)	$60,000

Footnotes:

(1)
Additional annual retainer for the chair and, if applicable, vice chair, of each committee with the exception of the chair and vice chair of the Audit Committee, who received a committee chair/vice chair annual retainer in the amount of $15,000.

(2)
Comerica has an Incentive Plan for Non-Employee Directors, under which a total of 500,000 shares of common stock of Comerica can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. On July 27, 2010, each non-employee director received a grant of 1,532 restricted stock units with a fair market value of $60,000 based on the closing stock price the date of grant. These restricted stock units vest one year after the grant date, if the director remains in service during the vesting period. Awards will be settled in common stock one year after the director is no longer on the Board.

Deferred Compensation Plans.    Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under the first plan, deferred compensation earns a return based on the return of Comerica common stock during the deferral period. Deferred compensation under this plan is settled in Comerica's common stock. Under the second plan, deferred compensation earns a return based on investment funds elected by the director. Deferred compensation under this plan is settled in cash. See the "Director Deferred Compensation Plans" section of this proxy statement on pages 79-80 for more information.

Stock Option Plans.    Comerica has not granted stock options to non-employee directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted.

Comerica also formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks. See the "Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks" section of this proxy statement on page 79 for more information.

Retirement Plans for Directors.    Until May 15, 1998, Comerica and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment. The maximum benefit payable is $20,000 per year for 10 years.

The following table provides information on the compensation of Comerica's directors who served at any point during the fiscal year ended December 31, 2010.

2010 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)(6)	All Other Compensation(7)(8) ($)	Total ($)
Lillian Bauder	38,709	0	—	—	—	13,333	52,042
James F. Cordes	89,000	60,000	—	—	—	—	149,000
Roger A. Cregg	88,000	60,000	—	—	—	—	148,000
T. Kevin DeNicola	107,000	60,000	—	—	—	—	167,000
Jacqueline P. Kane	68,500	60,000	—	—	—	—	128,500
Richard G. Lindner	94,500	60,000	—	—	—	—	154,500
Alfred A. Piergallini	68,500	60,000	—	—	—	—	128,500
Robert S. Taubman	59,500	60,000	—	—	—	—	119,500
Reginald M. Turner, Jr.	88,786	60,000	—	—	—	—	148,786
Nina G. Vaca	77,500	60,000	—	—	—	—	137,500
Kenneth L. Way	28,209	0	—	—	—	13,333	41,542

Footnotes:

(1)
Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Mr. Babb is not included in this table.

(2)
This column reports the amount of cash compensation earned in 2010 for Board and committee service. Comerica pays the applicable retainer and meeting fees to each director on a quarterly basis. The annual retainer fee is paid prospectively at the beginning of each quarter for that quarter's service. The annual committee chair retainer, annual Facilitating Director retainer and meeting fees are paid retrospectively at the beginning of each quarter for service and meetings attended in the prior quarter. As a result of this practice, fees paid in 2010 that were earned in the fourth quarter of 2009 are not included in the table. However, fees paid in 2011 that were earned in the fourth quarter of 2010 are included in the table.

(3)
This column represents the grant date fair value of restricted stock units granted to each of the Directors in 2010 in accordance with ASC 718 and Item 402 of Regulation S-K. The 2010 dividend equivalents associated with the outstanding restricted stock unit accounts for each of the non-employee directors who served on the Board during 2010 are as follows: Dr. Bauder: $1,681; Mr. Cordes: $1,757; Mr. Cregg: $1,240; Mr. DeNicola: $1,240; Ms. Kane: $589; Mr. Lindner: $993; Mr. Piergallini: $1,757; Mr. Taubman: $1,757; Mr. Turner: $1,677; Ms. Vaca: $589; and Mr. Way: $1,681. The aggregate number of restricted stock units, including dividend equivalents, outstanding as of December 31, 2010 for each of the non-employee directors who served on the board during 2010, is as follows: Dr. Bauder: 8,435 stock units; Mr. Cordes: 9,969 stock units; Mr. Cregg: 7,371 stock units; Mr. DeNicola: 7,371 stock units; Ms. Kane: 4,105 stock units; Mr. Lindner: 6,136 stock units; Mr. Piergallini: 9,969 stock units; Mr. Taubman: 9,969 stock units; Mr. Turner: 9,566 stock units; Ms. Vaca: 4,105 stock units; and Mr. Way: 8,435 stock units. Dr. Bauder and Mr. Way retired from the Board of Directors effective April 27, 2010.

(4)
Comerica has not granted stock options to directors since 2004. For more information about the prior plans, see the "Stock Option Plans" section above. The aggregate number of stock options outstanding as of December 31, 2010 for each of the non-employee directors who served on the board during 2010 is as follows: Dr. Bauder: 2,500 options; Mr. Cordes: 10,000 options; Mr. Cregg: no options; Mr. DeNicola: no options; Ms. Kane: no options; Mr. Lindner: no options; Mr. Piergallini: 10,000 options; Mr. Taubman: 10,000 options; Mr. Turner: no options; Ms. Vaca: no options; and Mr. Way: 10,000 options.

(5)
None of the earnings under the deferred compensation programs are above-market or preferential, so no such amounts are shown in this column. For more details see the "Deferred Compensation Plans" section listed above.

(6)
Because benefit accruals froze for both of Comerica's director retirement plans on May 15, 1998, there was no change in the participants' pension values in 2010, other than Dr. Bauder and Mr. Way's pension values, which each decreased $13,333 due to distributions paid to them in 2010, as described in footnote 8 to this table. Directors who served in 2010 and who are covered by the retirement plans include: Dr. Bauder, Mr. Cordes, Mr. Piergallini, Mr. Taubman, and Mr. Way.

(7)
Comerica provides a $150,000 business travel, accident and felonious assault insurance benefit for each non-employee director and maintains directors' and officers' liability insurance policies with a total limit of $125 million.

(8)
For Dr. Bauder and Mr. Way, this column includes payments from the pension plan described above under "Retirement Plans for Directors" following their retirement.

For additional information regarding Comerica's equity compensation plans, please refer to Note 1 (see page 84) and Note 17 (see pages 121 through 123) to the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2010.

PROPOSAL II SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

The Audit Committee of Comerica has selected Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2011, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as independent auditors by the shareholders, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS.

 INDEPENDENT AUDITORS

Audit Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the audit of Comerica's annual financial statements, the review of financial statements included in Comerica's Forms 10-Q and 10-K, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those years were: $2,078,504 for the year ended December 31, 2009 and $1,900,885 for the year ended December 31, 2010.

Audit-Related Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica's financial statements were: $233,400 for the year ended December 31, 2009 and $269,800 for the year ended December 31, 2010. Audit-related fees consisted mainly of the audits of Comerica's benefit plans and the internal control (SAS 70 Report) for Comerica's trust department. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were: $127,186 for the year ended December 31, 2009 and $171,489 for the year ended December 31, 2010. Tax fees consisted mainly of consultation on various tax planning strategies for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica $267,508 in 2009 and $2,790 in 2010 for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax research tools, as well as, in 2009, advisory services for regulatory reporting processes.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica's affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time-to-time, and Ernst & Young also receives fees from time to time from Comerica's customers when acting on their behalf in connection with lending or other relationships between Comerica's affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except that Audit-Related Fees included $64,800 in 2010 and $27,400 in 2009 for audits of certain common and collective trust funds and Tax Fees included $4,000 in 2010 and $33,200 in 2009 for certain common and collective trust fund tax compliance services.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent auditor, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee under its pre-approval policy.

Footnote:

(1)
For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

 AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica's financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors' qualifications and independence and the performance of the independent auditors and Comerica's internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee's responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed and discussed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors' independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

The Audit Committee

T. Kevin DeNicola, Chairman
James F. Cordes
Roger A. Cregg
Reginald M. Turner, Jr.
Nina G. Vaca

January 25, 2011

PROPOSAL III SUBMITTED FOR YOUR VOTE

APPROVAL OF THE COMERICA INCORPORATED
2011 MANAGEMENT INCENTIVE PLAN

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

On February 22, 2011, the Governance, Compensation and Nominating Committee and the Board of Directors approved the Comerica Incorporated 2011 Management Incentive Plan ("2011 MIP"), subject to shareholder approval. The 2011 MIP must be submitted to the shareholders for approval every five years in order for the payments made under it to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The 2011 MIP will replace the Amended and Restated Comerica Incorporated 2006 Management Incentive Plan ("2006 MIP"), which is identical to the 2011 MIP and was approved by the shareholders five years ago, in 2006.

The 2011 MIP is designed to promote and advance the interests of Comerica and its shareholders by enabling Comerica to attract, retain and reward key employees of Comerica and its affiliates, as well as to qualify incentive compensation paid to participants who are covered employees under Section 162(m) (generally, the corporation's chief executive officer and the three other highest paid executive officers) as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. Under Section 162(m), annual compensation in excess of one million dollars paid to a corporation's covered employees is not deductible by Comerica for federal income tax purposes, unless such compensation is considered "performance-based compensation." For compensation to qualify as "performance-based compensation," certain conditions must be met, including shareholder approval of the material terms of the arrangement under which the compensation is paid.

We are asking our shareholders to approve the 2011 MIP, which includes the material terms of the performance goals, which are described below. Shareholder approval of the material terms of the performance goals is required for purposes of Section 162(m) in order not to lose deductions with respect to such incentive payments by reason of Section 162(m).

Under Section 162(m), the material terms of the performance goals required to be disclosed to and subsequently approved by shareholders of Comerica include the employees eligible to receive compensation, a description of the business criteria on which the performance goals are based and the maximum amount of compensation that can be paid to a covered employee.

Plan Document

The full text of the 2011 MIP is included as Appendix II to this Proxy Statement. The specific performance goals with respect to a particular performance period would be determined and maintained by the Governance, Compensation and Nominating Committee from the list of the performance goals set forth in the 2011 MIP and described below. The specific measures that must be satisfied in connection with any performance goal, referred to as performance targets, are also set by the Governance, Compensation and Nominating Committee. The following is a summary of the material features of the 2011 MIP and is qualified in its entirety by the text of the 2011 MIP attached to this Proxy Statement as Appendix II.

Eligible Employees

Eligible employees include any employee of Comerica or an affiliate who is designated by the Governance, Compensation and Nominating Committee as eligible to receive an incentive payment under the 2011 MIP. All senior officers, including the covered employees, of Comerica or any of its affiliates are eligible to participate in the 2011 MIP. Directors of Comerica who are not salaried employees of Comerica or an affiliate are not eligible to participate. Presently, Comerica estimates that approximately 400 officers would be eligible to receive incentive payments each year under the 2011 MIP, if relevant performance goals and performance targets were met.

Administration of the Plan

The 2011 MIP is administered by the Governance, Compensation and Nominating Committee or such other committee of directors as may be designated by Comerica's Board of Directors in the future. Any committee designated to administer the 2011 MIP must have at least two members, and each member must meet the standards of independence necessary to qualify as an "outside director" under Section 162(m) of the Internal Revenue Code. Consequently, none of the eligible officers or employees of Comerica, or any of its affiliates, are permitted to serve on the Governance, Compensation and Nominating Committee.

Performance Goals and Performance Targets

Performance goals are established by the Governance, Compensation and Nominating Committee in connection with the grant of any incentive payment under the 2011 MIP. In the case of any incentive payment that is intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code that is set forth in Section 162(m)(4)(C) of the Internal Revenue Code, such goals shall be: (i) based on the attainment of specified levels of one or more of the following measures (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins or (j) stock price (including, but not limited to, growth measures and total shareholder return) and (ii) set by the Governance, Compensation and Nominating Committee within the time period prescribed by Section 162(m) of the Internal Revenue Code. Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Governance, Compensation and Nominating Committee for a performance period. Such performance goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of Comerica generally. Such performance goals may cover the performance period as specified by the Governance, Compensation and Nominating Committee, not to be less than 12 months. Performance goals may be adjusted by the Governance, Compensation and Nominating Committee in its sole discretion to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger-related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable performance period, and any direct or indirect change in the Federal corporate tax rate affecting the performance period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management's discussion and analysis or other Comerica filings with the SEC. Performance targets are the specific measures that must be satisfied in connection with any performance goal prior to paying an incentive payment under the 2011 MIP.

New Plan Benefits

On January 25, 2011, the Governance, Compensation and Nominating Committee established performance targets and performance goals under the 2011 MIP for the one-year and the three-year performance periods ending December 31, 2011. 2011 MIP incentive funding for those periods will vary depending on Comerica's ranking, as compared with the peer group determined by the Governance, Compensation and Nominating Committee, currently consisting of 12 domestic bank holding companies, including Comerica, on the following financial performance measures: one-year return on equity, one-year average earnings per share growth, three-year return on equity and three-year average earnings per share growth. No basis exists to determine the actual amount of annual and three-year incentive payments that may be payable under the 2011 MIP to eligible participants in the future, as they are subject to performance results that are not yet available.

Incentive Payments

Incentive payments under the 2011 MIP generally are payable in cash, but the Governance, Compensation and Nominating Committee may elect to pay a percentage of the incentive payments in shares of common stock. Such shares may be subject to restrictions as may be determined by the Governance, Compensation and Nominating Committee. The maximum amount that may become payable to a covered employee in a calendar year with respect to all performance periods completed during such calendar year as incentive payments under the 2011 MIP is $5,000,000.

Certification

Pursuant to the 2011 MIP, after the end of each performance period, the Governance, Compensation and Nominating Committee shall:

  (1)   Certify in writing, prior to the unconditional payment of any incentive payment under the 2011 MIP, the level of attainment of the performance targets for the performance period;

  (2)   Determine the total amount available for incentive payments based on the attainment of such performance targets;

  (3)   In its sole discretion, adjust the size of, or eliminate, the total amount available for incentive payments for the performance period (however, the Governance, Compensation and Nominating Committee is not authorized to increase the amount of a 2011 MIP incentive payment for a covered employee, only decrease the amount); and

  (4)   In its sole discretion, determine the share, if any, of the available amount to be paid to each participant as that participant's incentive payment, and authorize payment of such amount. In the case of a participant who is a covered employee, the Governance, Compensation and Nominating Committee shall not be authorized to increase the amount of the incentive payment for any performance period determined with respect to any such individual by reference to the applicable performance targets and such amounts will in all events be subject to the maximum amount set forth above with respect to the applicable performance period, and such amounts will in all events be subject to the maximum amount set forth above with respect to the applicable performance period.

Amendment and Termination of the 2011 MIP

The Governance, Compensation and Nominating Committee may amend, modify or terminate the 2011 MIP in any respect at any time without the consent of any participant. Any such action may be taken without the approval of Comerica's shareholders unless shareholder approval is required by applicable law or the requirements of Section 162(m) of the Internal Revenue Code. Termination of the 2011 MIP shall not affect any incentive payments determined by the Governance, Compensation and Nominating Committee to be earned prior to, but payable on or after, the date of termination, and any such incentive payments shall continue to be subject to the terms of the 2011 MIP notwithstanding its termination.

Effective Date

The 2011 MIP will be effective as of January 1, 2011 if approved by the shareholders, and thereafter shall remain in effect until terminated.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE COMERICA INCORPORATED 2011 MANAGEMENT INCENTIVE PLAN.

 Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2010

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	18,929,599	$48.40	7,474,605	(2)(3)
Equity compensation plans not approved by security holders(4)	100,000	$56.71	0

Total	19,029,599	$48.44	7,474,605

(1)
Consists of options to acquire shares of common stock, par value $5.00 per share, issued under the Comerica Incorporated Amended and Restated 2006 Long-Term Incentive Plan, Amended and Restated 1997 Long-Term Incentive Plan, the 1991 Long-Term Incentive Plan, the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors, and the Imperial Bank Stock Option Plan (assumed by Comerica in connection with its acquisition of Imperial Bank). Does not include 85,437 restricted stock units equivalent to shares of common stock issued under the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors and outstanding as of December 31, 2010, or 1,816,336 shares of restricted stock issued under Comerica's Amended and Restated 2006 Long-Term Incentive Plan and outstanding as of December 31, 2010. There are no shares available for future issuances under any of these plans other than the Comerica Incorporated Incentive Plan for Non-Employee Directors and Comerica's Amended and Restated 2006 Long-Term Incentive Plan. The Comerica Incorporated Incentive Plan for Non-Employee Directors was approved by the shareholders on May 18, 2004. The 2006 Long-Term Incentive Plan (currently known as the Amended and Restated 2006 Long-Term Incentive Plan) was approved by Comerica's shareholders on May 16, 2006, its amendment and restatement was approved by Comerica's shareholders on April 27, 2010 and its further amendment and restatement was approved by Comerica's Board of Directors on February 22, 2011.

(2)
Does not include shares of common stock purchased or available for purchase by employees under the Amended and Restated Employee Stock Purchase Plan, or contributed or available for contribution by Comerica on behalf of the employees. The Amended and Restated Employee Stock Purchase Plan was ratified and approved by the shareholders on May 18, 2004. Five million shares of Comerica's common stock have been registered for sale or awards to employees under the Amended and Restated Employee Stock Purchase Plan. As of December 31, 2010, 1,834,456 shares had been purchased by or contributed on behalf of employees, leaving 3,165,544 shares available for future sale or awards. If these shares available for future sale or awards under the Employee Stock Purchase Plan were included, the number shown in column (c) would be 10,640,149.

(3)
These shares are available for future issuance under Comerica's Amended and Restated 2006 Long-Term Incentive Plan in the form of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards and under the Incentive Plan for Non-Employee Directors in the form of options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. Under the Amended and Restated 2006 Long-Term Incentive Plan, not more than a total of 4.7 million shares may be used for awards other than options and stock appreciation rights and not more than one million shares are available as incentive stock options. Further, no award recipient may receive more than 350,000 shares during any calendar year, and the maximum number of shares underlying awards of options and stock appreciation rights that may be granted to an award recipient in any calendar year is 350,000.

(4)
Consists of options to acquire shares of common stock, par value $5.00 per share, issued under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (terminated March 2004).

Most of the equity awards made by Comerica during 2010 were granted under the shareholder-approved Amended and Restated 2006 Long-Term Incentive Plan.

Plans not approved by Comerica's shareholders include:

Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (Terminated March 2004) — Under the plan, Comerica granted options to acquire up to 450,000 shares of common stock, subject to equitable adjustment upon the occurrence of events such as stock splits, stock dividends or recapitalizations. After each annual meeting of shareholders, each member of the Board of Directors of a subsidiary bank of Comerica who was not an employee of Comerica or of any of its subsidiaries nor a director of Comerica (the "Eligible Directors") automatically was granted an option to purchase 2,500 shares of the common stock of Comerica. Option grants under the plan were in addition to annual retainers, meeting fees and other compensation payable to Eligible Directors in connection with their services as directors. The plan is administered by a committee of the Board of Directors. With respect to the automatic grants, the committee does not and did not have discretion as to matters such as the selection of directors to whom options will be granted, the timing of grants, the number of shares to become subject to each option grant, the exercise price of options, or the periods of time during which any option may be exercised. In addition to the automatic grants, the committee could grant options to the Eligible Directors in its discretion. The exercise price of each option granted was the fair market value of each share of common stock subject to the option on the date the option was granted. The exercise price is payable in full upon exercise of the option and may be paid in cash or by delivery of previously owned shares. The committee may change the option price per share following a corporate reorganization or recapitalization so that the aggregate option price for all shares subject to each outstanding option prior to the change is equivalent to the aggregate option price for all shares or other securities into which option shares have been converted or which have been substituted for option shares. The term of each option cannot be more than ten years. This plan was terminated by the Board of Directors on March 23, 2004. Accordingly, no new options may be granted under this plan.

Director Deferred Compensation Plans — Comerica maintains two deferred compensation plans for non-employee directors of Comerica, its subsidiaries and its advisory boards: the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan (the "Common Stock Deferral Plan") and the Amended and Restated Comerica Incorporated Non-Employee Director Fee Deferral Plan (the "Mutual Fund Deferral Plan"). The Common Stock Deferral Plan allows directors to invest in units that correlate to, and are functionally equivalent to, shares of common stock of Comerica, while the Mutual Fund Deferral Plan allows directors to invest in units that correlate to, and are functionally equivalent to, the shares of certain mutual funds offered under such plan. The Common Stock Deferral Plan previously provided for the mandatory deferral of 50% of the annual retainer of each director of Comerica into shares of common stock of Comerica, but currently has no mandatory deferral. Until the mandatory deferral requirement was discontinued, directors could voluntarily defer the remaining 50% of their director fees (and all other non-employee directors of Comerica's subsidiaries could choose to defer up to 100% of their director fees) under the Common Stock Deferral Plan or the Mutual Fund Deferral Plan, or a combination of the two plans. Currently, all eligible non-employee directors may defer any portion or none of their director fees under the Common Stock Deferral Plan or the Mutual Fund Deferral Plan, or a combination of the two plans.

The directors' accounts under the Common Stock Deferral Plan are increased to the extent of dividends paid on Comerica common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock hypothetically underlying then-outstanding stock units in the directors' accounts. Similarly, the directors' accounts under the Mutual Fund Deferral Plan are increased in connection with the payment of dividends paid on the mutual fund shares to reflect the number of additional shares of mutual fund shares that could have been purchased had the dividends or other distributions been paid on each share of stock hypothetically underlying then-outstanding mutual fund units in the directors' accounts. Following the applicable deferral period, the distribution of a participant's Comerica stock unit account under the Common Stock Deferral Plan is made in Comerica's common stock (with fractional shares being paid in cash), while the distribution of a participant's mutual fund account under the Mutual Fund Deferral Plan is made in cash.

Employee Deferred Compensation Plans — Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Deferred Compensation Plan (the "Employee Fund Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer specified portions of their incentive awards into units that correlate to, and are functionally equivalent to, shares of common stock of Comerica. The employees' accounts under the Employee Common Stock Deferral Plan are increased in connection with the payment of dividends paid on Comerica's common stock to reflect the number of additional shares of Comerica's common stock that could have been purchased had the dividends been paid on each share of common stock hypothetically underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee.

Similarly, under the Employee Fund Plan, eligible employees may defer specified portions of their compensation, including salary, bonus and incentive awards, into units that correlate to, and are functionally equivalent to, shares of certain mutual funds offered under the Employee Fund Plan. Beginning in 1999, no such funds are Comerica stock funds. The employees' accounts under the Employee Fund Plan are increased in connection with the payment of dividends paid on the fund shares to reflect the number of additional shares of the fund stock that could have been purchased had the dividends been paid on each share of fund stock hypothetically underlying then-outstanding stock units in the employees' accounts. The deferred compensation under the Employee Fund Plan is payable in cash following termination of service as an employee.

For additional information regarding Comerica's equity compensation plans, please refer to Note 17 on pages 121 through 123 of the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2010.

PROPOSAL IV SUBMITTED FOR YOUR VOTE

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE
SUPERMAJORITY PROVISIONS

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

At our 2010 Annual Meeting, the shareholders approved a proposal requesting that the Board take the steps necessary so that each shareholder voting requirement in our articles and bylaws that calls for a greater than simple majority vote to approve a particular proposal or action be changed to a provision requiring the approval of a majority of the votes cast for and against the proposal in compliance with applicable laws. In response to this action, the Board of Directors has approved, and is proposing to the shareholders, amendments to the Company's Certificate of Incorporation and Bylaws to eliminate all supermajority provisions. Accordingly, if this proposal is approved, the following shareholder supermajority provisions will be replaced with majority voting provisions (in the case of the first three bullets) or completely eliminated (in the case of the fourth bullet):

  •
  The requirement that, in order for a special meeting of shareholders to be called upon written request of shareholders, at least 75% of the outstanding shares of capital stock of Comerica entitled to vote must join in such a request;

  •
  The requirement that, in order for shareholders to take proper actions by written consent without a meeting, at least 75% of the outstanding shares of capital stock of Comerica entitled to vote must sign such consent;

  •
  The requirement that, in order for shareholders to alter the procedures and requirements for the nomination of director candidates set forth in the Bylaws, the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote is required; and

  •
  The requirement that the approval of business combinations not supported by 75% of the continuing directors requires the affirmative vote of at least 75% of the outstanding shares entitled to vote.

The Company will continue to be subject to Section 203 of the Delaware General Corporation Law with respect to business combinations with interested shareholders.

As a conforming change, we are also proposing, as part of the amendment, that the provisions in the Certificate of Incorporation or Bylaws requiring a shareholder supermajority vote to change other provisions of the Certificate of Incorporation or Bylaws either be removed in their entirety or replaced with majority voting provisions. Likewise, we are proposing, as part of the amendment, that Article VIII, Section 2 of the Bylaws, which requires a director supermajority vote to revise certain provisions in the Bylaws, be removed.

The full text of the proposed amendments to Articles Seventh, Eighth and Ninth of the Certificate of Incorporation are set forth in Appendix III, and the full text of the proposed amendments to Articles II and VIII of the Bylaws are set forth in Appendix IV. If this proposal is successful, the Certificate of Incorporation and Bylaws also will be restated to reflect the amendments set forth in this proposal.

Although the approval of an amendment to the Certificate of Incorporation to eliminate certain shareholder supermajority provisions would normally require the favorable vote of at least 75% of the then outstanding shares of capital stock of the Corporation entitled to vote, such vote is not required for any such amendment recommended to shareholders by the affirmative vote of at least 3/4 of the members of the Board then in office. Because these amendments were recommended by greater than 3/4 of the members of the Board, approval of the amendments to the Certificate of Incorporation to eliminate shareholder supermajority provisions requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on this matter.

If the shareholders vote to approve this proposal, the amendments to the Certificate of Incorporation will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and the amendments to the Bylaws will become effective immediately. The Company intends to file the Amended and Restated Certificate of Incorporation promptly after the requisite vote is obtained.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE SUPERMAJORITY PROVISIONS.

 PROPOSAL V SUBMITTED FOR YOUR VOTE

NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

Executive Compensation

As discussed in the "Compensation Discussion and Analysis" section beginning on page 15 of this proxy statement, the Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our shareholders. As required pursuant to Section 14A of the Exchange Act, we are submitting to shareholders for their approval, on an advisory basis, the compensation of our named executive officers. This proposal (commonly known as a "say on pay" proposal) is set forth in the following resolution:

RESOLVED, that the shareholders of Comerica Incorporated approve the compensation paid to Comerica's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Governance, Compensation and Nominating Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE EXECUTIVE COMPENSATION.

 PROPOSAL VI SUBMITTED FOR YOUR VOTE

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY THAT SHAREHOLDERS ARE TO BE
PRESENTED WITH ADVISORY PROPOSALS APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote for "ONE YEAR"
with respect to the proposal set forth below.

As described in Proposal V above, Comerica's shareholders are being provided the opportunity to cast an advisory vote on the Company's executive compensation program. The advisory vote on executive compensation described in Proposal V above is referred to as a "say on pay" vote. Pursuant to Section 14A of the Exchange Act, we are also required to submit to shareholders an advisory vote on how often Comerica should include a say on pay proposal in its proxy materials for future annual shareholder meetings (or special shareholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal VI, shareholders may vote to recommend that the say on pay vote be held every year, every two years or every three years.

Comerica believes that say on pay votes should be conducted every year so that shareholders may annually express their views on the Company's executive compensation program. Comerica's shareholders were provided with the opportunity to cast a say on pay vote in 2010, and the Governance, Compensation and Nominating Committee, which administers Comerica's executive compensation program, values the opinions expressed by shareholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation. This proposal is set forth in the following resolution:

RESOLVED, that the highest number of votes cast by the shareholders of Comerica Incorporated for the option set forth below shall be deemed to be the preferred frequency with which Comerica Incorporated is to hold an advisory vote to approve executive compensation:

  •
  One year,

  •
  Two years or

  •
  Three years.

Because your vote on this proposal is advisory, it will not be binding on the Board, and the Board may decide that it is in the best interests of our shareholders and the Company to hold a say on pay vote less frequently, or more frequently, than the option recommended by our shareholders. However, the Governance, Compensation and Nominating Committee will take into account the recommendation of shareholders when considering how often to submit to shareholders the say on pay vote.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE YEAR" WITH RESPECT TO THE FREQUENCY THAT SHAREHOLDERS ARE TO BE PRESENTED WITH ADVISORY PROPOSALS APPROVING EXECUTIVE COMPENSATION.

ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed, or otherwise provided, the 2010 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2010, to you along with this proxy statement. You should not regard the 2010 annual report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter upon which action will be taken at the Annual Meeting. The Board does not currently intend to submit any additional matters for a vote at the Annual Meeting, and no shareholder has provided the required proper notice of the shareholder's intention to propose any additional matter for a vote at the Annual Meeting. However, under Comerica's bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 18, 2011

APPENDIX I

EXCERPT FROM COMERICA INCORPORATED
CORPORATE GOVERNANCE GUIDELINES

Categorical Standards Relating to Independence

To be considered "independent," the Board must affirmatively determine by resolution that a Director has no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a Director. In each case, the Board shall broadly consider all relevant facts and circumstances and shall apply the following categorical standards relating to Director independence:

  A.
  In no event will a Director be considered "independent" if:

  (1)
  currently or within the preceding three years: (i) the Director is or was employed by Comerica (for purposes of these categorical standards, the term "Comerica" shall include Comerica Incorporated and its direct and indirect subsidiaries)(1); (ii) an immediate family member(2) of the Director is or was employed by Comerica as an executive officer; (iii) the Director, or any of his or her immediate family, receives or received more than $120,000 per year in direct compensation from Comerica, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (iv) the Director or any immediate family member of the Director, is or has been a partner or employee of a firm that is or was during the preceding three years Comerica's internal or external auditor and personally works or worked on Comerica's audit within that time; (v) the Director or an immediate family member of the Director is or was employed as an executive officer of another company if any of Comerica's present executives at the same time serves or served on that company's compensation committee.

  (2)
  the Director is a current partner or employee of a firm that is Comerica's internal or external auditor, or any immediate family member of the Director is a current partner of such firm;

  (3)
  the Director is a current executive officer or an employee, or any of the Director's immediate family is a current executive officer, of another company (other than a tax exempt charitable organization) that makes payments to or receives payments from Comerica for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

(1)
Notwithstanding this requirement, employment as an interim Chairman or CEO shall not disqualify a Director from being considered independent following that employment.

(2)
For purposes of these Categorical Standards Relating to Independence, "immediate family" or an "immediate family member" means a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home; however, it does not mean individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

  B.
  Subject to the limitations in section (A) above, the following relationships will not be considered to be material relationships that would impair a Director's independence:

  (1)
  ordinary lending relationships with the Director or any of the Director's related interests, as defined in the Federal Reserve Board's Regulation O ("related interests"), if: (i) in each such case, the extension of credit was made in the ordinary course of business and is on substantially the same terms as those with non-affiliated persons; (ii) in each such case, the extension of credit has been made in compliance with applicable law, including the Federal Reserve Board's Regulation O, if applicable; (iii) in each such case, no material event of default has occurred under the extension of credit; (iv) the aggregate amount of the extensions of credit to the Director and all of his or her related interests does not exceed 1% of Comerica's consolidated assets; and (v) in each such case, the borrower represents to Comerica as follows: (a) if the borrower is a company or other entity, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower; or (b) if the borrower is an individual, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition of the borrower;

  (2)
  ordinary lending relationships entered into in the ordinary course of business between Comerica and any entity, which is not a "related interest" of a Director, that employs a Director or any member of a Director's family;

  (3)
  other commercial transactions (not including extensions of credit) entered into in the ordinary course of business between Comerica and any entity that employs (i) a Director, (ii) a Director's spouse or (iii) any child of a Director who is residing in the Director's home, if the annual sales to, or purchases from, such entity constitute less than 1% of Comerica's consolidated gross revenues or constitute less than 1% of such entity's consolidated gross revenues;

  (4)
  a Director of Comerica serving as a board or trustee member, but not as an executive officer, of a not-for-profit organization that received discretionary charitable contributions in any given year from Comerica or the Comerica Charitable Foundation; and

  (5)
  a Director of Comerica serving as an executive officer of a not-for-profit organization, if the discretionary charitable contributions made to the organization in any given year by Comerica and the Comerica Charitable Foundation, in the aggregate (exclusive of any employee contributions), are less than 5% (or $1,000,000, whichever is greater) of that organization's consolidated gross revenues.

Audit Committee Standards Relating to Independence

In addition to the categorical standards applying to independence generally, Audit Committee members, to be considered independent, may not, other than in their capacity as a member of the Audit Committee, the Board, or any other Board committee (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from Comerica or any of its subsidiaries, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Comerica (so long as such compensation is not contingent in any way on continued service)(3); or (ii) be an affiliated person of Comerica or any of its subsidiaries. An Audit Committee member would be an affiliate of Comerica or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Comerica or any of its subsidiaries.(4)

(3)
The "indirect" acceptance by an Audit Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity (i) in which such member is a partner, member, executive officer or other officer such as a managing director occupying a comparable position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity), and (ii) which provides accounting, consulting, legal, investment banking or financial advisory services to Comerica or any subsidiary of Comerica.

(4)
Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and (2) is not an executive officer of the specified person.

APPENDIX II

COMERICA INCORPORATED
2011 MANAGEMENT INCENTIVE PLAN

SECTION I
PURPOSE

        The purpose of the Comerica Incorporated 2011 Management Incentive Plan (the "Plan") is to promote and advance the interests of Comerica Incorporated and its stockholders by enabling the Corporation to attract, retain and reward key employees of the Corporation and its Affiliates (as defined below), and to qualify incentive compensation paid to Participants (as defined below) who are Covered Employees (as defined below) as performance-based compensation within the meaning of Section 162(m) of the Code (as defined below).

SECTION II
DEFINITIONS

        The terms below shall have the following meanings:

        A.    "Affiliate" means any company controlled by, controlling or under common control with the Corporation.

        B.    "Board" means the Board of Directors of the Corporation.

        C.    "Change of Control" means a Change of Control as defined in the Comerica Incorporated Executive Officer Employment Agreements.

        D.    "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        E.    "Committee" means the committee appointed by the Board to administer the Plan as provided herein. Unless otherwise determined by the Board, the Compensation Committee of the Board or a subcommittee thereof consisting of members appointed from time to time by the Board of Directors of the Corporation shall be the Committee and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Code Section 162(m). To the extent required by Section 162(m) of the Code, the Committee administering the Plan shall be composed solely of "outside directors" within the meaning of Code Section 162(m).

        F.     "Corporation" means Comerica Incorporated, a Delaware corporation.

        G.    "Covered Employee" means any employee that the Committee reasonably expects to be a "covered employee" within the meaning of Section 162(m) of the Code with respect to the applicable Performance Period.

        H.    "Incentive Payment" means, with respect to each Participant, the amount he or she may receive for the applicable Performance Period as determined by the Committee pursuant to the provisions of the Plan.

        I.      "Participant" means any employee of the Corporation or an Affiliate who is designated by the Committee as eligible to receive an Incentive Payment under the Plan.

        J.     "Performance Goals" means the performance goals established by the Committee in connection with the grant of any Incentive Payment. In the case of any Incentive Payment that is intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code, such goals shall be (i) based on the attainment of specified levels of one or more of the following measures (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner's equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins or (j) stock price (including, but not limited to, growth measures and total stockholder return) and (ii) set by the Committee within the time period prescribed by Section 162(m) of the Code. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for a Performance Period. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally. Such Performance Goals may cover the Performance Period as specified by the Committee. Performance Goals may be adjusted by the Committee in its sole discretion to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable Performance Period, and any direct or indirect change in the Federal corporate tax rate affecting the Performance Period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management's discussion and analysis or other Corporation filings with the Securities and Exchange Commission.

        K.    "Performance Period" means, with respect to any Incentive Payment, the period, not to be less than 12 months, specified by the Committee.

        L.     "Performance Targets" mean the specific measures which must be satisfied in connection with any Performance Goal prior paying any Incentive Payment.

        M.    "Plan" means the 2011 Comerica Incorporated Management Incentive Plan.

SECTION III
ADMINISTRATION

        The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have exclusive authority to interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in connection with the administration of the Plan, including, but not limited to, determinations relating to eligibility, whether to make Incentive Payments, the terms of any such Incentive Payments, the time or times at which Performance Goals are established, the Performance Periods to which Incentive Payments relate, and the actual dollar amount of any Incentive Payment. The determinations of the Committee pursuant to this authority shall be conclusive and binding on all parties including without limitation the Participants, the Corporation and its stockholders. The provisions of this Plan are intended to ensure that all Incentive Payments made to Covered Employees hereunder qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code, and, unless otherwise determined by the Committee, this Plan shall be interpreted and operated consistent with that intention.

        The Committee may, in its discretion, authorize the Chief Executive Officer of the Corporation to act on its behalf, except with respect to matters relating to such Chief Executive Officer or which are required to be certified by a majority of the Committee under the Plan, or which are required to be handled exclusively by the Committee under Code Section 162(m) or the regulations promulgated thereunder.

 SECTION IV
ESTABLISHMENT OF PERFORMANCE GOALS AND INCENTIVE PAYMENTS

        A.    Establishment of Performance Goals.    Prior to the earliest time required by Section 162(m) of the Code, the Committee shall, in its sole discretion, for each Performance Period, determine and establish in writing the following:

          1.     The Performance Goals applicable to the Performance Period; and

          2.     The Performance Targets pursuant to which the total amount that may be available for payment to all Participants as Incentive Payments based upon the relative level of attainment of the Performance Goals may be calculated.

        B.    Certification and Payment.    After the end of each Performance Period, the Committee shall:

          1.     Certify in writing, prior to the unconditional payment of any Incentive Payment, the level of attainment of the Performance Targets for the Performance Period;

          2.     Determine the total amount available for Incentive Payments based on the attainment of such Performance Targets;

          3.     In its sole discretion, adjust the size of, or eliminate, the total amount available for Incentive Payments for the Performance Period; and

          4.     In its sole discretion, determine the share, if any, of the available amount to be paid to each Participant as that Participant's Incentive Payment, and authorize payment of such amount. In the case of a Participant who is a Covered Employee, the Committee shall not be authorized to increase the amount of the Incentive Payment for any Performance Period determined with respect to any such individual by reference to the applicable Performance Targets.

        C.    Other Applicable Rules.

          1.     Unless otherwise determined by the Committee with respect to any Covered Employee or by the Corporation's Chief Executive Officer with respect to any other Participant (unless otherwise required by applicable law), no payment pursuant to this Plan shall be made to a Participant unless the Participant is employed by the Corporation or an Affiliate as of the date of payment; provided, however, in the event of the Participant's (i) retirement in accordance with the policies of the Corporation or Affiliate which employs the Participant, (ii) death or (iii) termination of employment due to disability (within the meaning of such term as set forth in the Long-Term Disability Plan of Comerica Incorporated or its successor, the provisions of which are incorporated herein by reference, or as the Committee shall determine), the Corporation shall pay the Participant an Incentive Payment for the applicable Performance Period, at such time as Participants are generally paid Incentive Payments for such Performance Period, in an amount equal to the product of (x) the amount that the Committee (or in the case of a Participant who is not a Covered Employee, the Chief Executive Officer) determines that the Participant would have earned for the applicable Performance Period had the Participant continued in the employ of the Corporation for the entirety of the Performance Period and (y) a fraction, the numerator of which is the number of full months elapsed from the commencement of the applicable Performance Period through the Participant's termination of employment and the denominator of which is the total number of months in the applicable Performance Period.

          2.     Incentive Payments shall be subject to applicable federal, state and local withholding taxes and other applicable withholding in accordance with the Corporation's payroll practices as in effect from time to time.

          3.     The maximum amount which may become payable to any Covered Employee in any calendar year as an Incentive Payment with respect to all Performance Periods completed during such calendar year shall be $5,000,000.

          4.     Incentive Payments shall be payable in cash, provided, however, that the Committee may elect to pay a percentage of such Incentive Payments in shares of the Corporation's common stock, $5.00 par value, per share ("Shares"). Any such Shares shall be subject to restrictions as may be determined by the Committee. Incentive Payments, including any grant of Shares in lieu of cash, shall be made as soon as practical after the end of the calendar year in which the Performance Period ends or is deemed to have ended pursuant to the provisions of Section VI(A), but in no event after the date that is two and a half months after the end of the calendar year in which such Performance Period ends or is deemed to have ended pursuant to the provisions of Section VI(A). Notwithstanding anything in this Section IV(C)(4) to the contrary, if a Participant elects to defer receipt of all or any portion of an Incentive Payment under the provisions of any deferred compensation plan maintained by the Corporation, the provisions in this Plan (including this Section IV(C)(4)) regarding the timing and form of payment of Incentive Payments shall cease to apply to such deferred amounts and the provisions of the applicable deferred compensation plan shall govern the timing and form of payment of such deferred amounts.

          5.     Notwithstanding the provisions of Section IV(C)(4) above, an Incentive Payment may be made after the date that is two and a half months after the end of the calendar year in which the Performance Period ends or is deemed to have ended pursuant to the provisions of Section VI(A):

            a.     If it is administratively impracticable to make such Incentive Payment by that date and such impracticability was unforeseeable at the time the Participant obtained a legally binding right to the Incentive Payment, provided that such Incentive Payment is made as soon as administratively practicable; or

            b.     If making the Incentive Payment by such date would jeopardize the ability of the Corporation to continue as a going concern, provided that such Incentive Payment is made as soon as the Incentive Payment would not have such effect.

          6.     A Participant shall have the right to defer any or all of any Incentive Payment as permitted under the provisions of any deferred compensation plan maintained by the Corporation. The Committee, in its sole discretion, may impose limitations on the percentage or dollar amount of any Participant election to defer any Incentive Payment and may impose rules prohibiting the deferral of less than 100% of any Incentive Payment.

          7.     Until paid to a Participant, Incentive Payments may not be assigned, alienated, transferred or encumbered in any way.

SECTION V
AMENDMENT OR TERMINATION

        The Committee may amend, modify or terminate the Plan in any respect at any time without the consent of any Participant. Any such action may be taken without the approval of the Corporation's stockholders unless stockholder approval is required by applicable law or the requirements of Section 162(m) of the Code. Termination of the Plan shall not affect any Incentive Payments determined by the Committee to be earned prior to, but payable on or after, the date of termination, and any such Incentive Payments shall continue to be subject to the terms of the Plan notwithstanding its termination.

 SECTION VI
CHANGE OF CONTROL

        Unless otherwise determined by the Committee prior to a Change of Control, in the event of a Change of Control, the following provisions shall be applicable:

        A.    The Performance Periods then in effect will be deemed to have concluded immediately prior to the Change of Control of the Corporation and the total amount available to fund the related incentive pools will be that proportion of the amount (based upon the number of full and partial months in such Performance Period elapsed through the date of Change of Control of the Corporation) which would be available for funding assuming the Corporation had attained Performance Goals at a level generating maximum funding for the Performance Periods; and

        B.    The Committee, in its sole discretion, will no later than immediately prior to the Change of Control approve the share of the available amount payable to each Participant as that Participant's Incentive Payment (provided that the entire available amount as calculated pursuant to Section VI(A) shall be paid to Participants as Incentive Payments), and payments shall be made to each Participant as soon thereafter as is practicable.

SECTION VII
EFFECTIVE DATE OF THE PLAN

        This Comerica Incorporated 2011 Management Incentive Plan shall be effective as of January 1, 2011, subject to the approval of the Corporation's stockholders on April 26, 2011, as required to comply with the requirements of Section 162(m) of the Code, and thereafter shall remain in effect until terminated in accordance with Section 5 hereof.

SECTION VIII
GENERAL PROVISIONS

        A.    The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Corporation or any Affiliate, except as expressly provided in the Plan.

        B.    The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. "Corporation" means the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Plan by operation of law or otherwise.

        C.    The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Corporation, or any Affiliate, and any Participant. Participation in the Plan shall not give a Participant any right to be retained in the employ of the Corporation or any Affiliate or to receive an Incentive Payment with respect to any Performance Period.

        D.    Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required and such arrangements may be either generally applicable or applicable only in specific cases.

        E.    The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

        F.     This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code. In

case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws including, without limitation, Code Section 162(m), so as to carry out the intent of this Plan.

        G.    If any compensation or benefits provided by this Plan may result in the application of Section 409A of the Code, the Corporation shall modify the Plan in the least restrictive manner necessary in order to exclude such compensation from the definition of "deferred compensation" within the meaning of such Section 409A or in order to comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and with as little diminution in the value of the Incentive Payments to the Participants as practicable.

        H.    Neither the Plan nor any Incentive Payment shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Participant or any other person. To the extent that any person acquires a right to receive Incentive Payments from the Corporation pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

Governance, Compensation and Nominating Committee Approved: February 22, 2011.

Board Approved: February 22, 2011.

Stockholders Approved:

APPENDIX III

PROPOSED AMENDMENTS TO
CERTIFICATE OF INCORPORATION

SEVENTH

The directors shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation not inconsistent with the provisions of this Restated Certificate of Incorporation. The ~~affirmative vote of the holders of not less than 75% of the outstanding shares of capital stock of the Corporation entitled to vote shall be required for the~~ approval and adoption of any amendment, alteration, change, addition to or repeal of Article II, Section (5) and Article III, Section (12) of the Bylaws of the Corporation proposed by any Shareholder of the Corporation~~.~~ shall require the affirmative vote of the holders of not less than a majority of the stock entitled to vote on such matter that is present in person or represented by proxy at a meeting at which a quorum is present and such matter is brought.

~~Any amendment, change or repeal of this Article Seventh, or any other amendment of this Restated Certificate of Incorporation which will have the effect of modifying or permitting circumvention of this Article Seventh, shall require the favorable vote, at a meeting of the Shareholders of the Corporation, of the holders of at least 75% of the then outstanding shares of capital stock of the Corporation entitled to vote; provided, however, that such 75% vote shall not be required for any such amendment, change or repeal recommended to Shareholders by the affirmative vote of not less than three-fourths of the Board of Directors, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the General Corporation Law of the State of Delaware.~~

EIGHTH

[Reserved]~~I. The affirmative vote of (a) the holders of not less than 75% of the outstanding shares of capital stock of the Corporation entitled to vote and (b) the holders of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote excluding for purposes of determining the affirmative vote required by this clause (b) all such shares of which a "Related Person" (as hereinafter defined) shall be a "Beneficial Owner" (as hereinafter defined), shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) involving a Related Person; provided, however, that the foregoing voting requirements set forth in clauses (a) and (b) above shall not be applicable, and the provisions of Delaware law relating to the percentage of Shareholder approval, if any, shall apply to any such Business Combination if:~~

~~A.    The "Continuing Directors" of the Corporation (as hereinafter defined) by a three-fourths vote thereof have expressly approved the Business Combination either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Related Person to become a Related Person; or~~

~~B.    If each of the following conditions are satisfied:~~

  ~~1.     The aggregate amount of the cash and the fair market value of the property, securities or other consideration to be received per share of any class or series of capital stock of the Corporation in the Business Combination by holders of such capital stock of the Corporation, other than the Related Person involved in the Business Combination, is not less than the "Highest Per Share Price" or the "Highest Equivalent Price" (as these terms are hereinafter defined), paid or to be paid by the Related Person in acquiring any of such class or series of the capital stock of the Corporation outside of such Business Combination; and~~

III-1

  ~~2.     A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended, shall have been mailed to all Shareholders of the Corporation for the purpose of soliciting Shareholder approval of the Business Combination. The proxy statement shall contain at the front thereof, in a prominent place, the position of the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by the Continuing Directors as to the fairness of the terms of the Business Combination, from the point of view of the holders of the outstanding shares of capital stock of the Corporation other than any Related Person.~~

~~For purposes of this Article Eighth:~~

~~1.     The term "Business Combination" means (i) any merger, consolidation or share exchange of the Corporation or any of its subsidiaries into or with any member of any Related Person, in each case irrespective of which Corporation or company is the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any member of any Related Person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any securities of a subsidiary) or a Substantial Part of the assets of any of its subsidiaries; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Corporation or to or with any of its subsidiaries (in a single transaction or series of related transactions) of all or a Substantial Part of the assets of any member of any Related Person; (iv) the issuance or transfer of any securities of the Corporation or any of its subsidiaries by the Corporation or any of its subsidiaries to any member of any Related Person (other than an issuance or transfer of securities which is effected on a pro rata basis to all Shareholders of the Corporation); (v) the acquisition by the Corporation or any of its subsidiaries of any securities of any member of any Related Person; and (vi) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.~~

 ~~2.   The term "Related Person" shall mean any individual, corporation, partnership or other person or entity, including any member of a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 as in effect at the date of the adoption of this Article by the Shareholders of the Corporation; such act and such Rules and Regulations promulgated thereunder, collectively and as so in effect, being hereinafter referred to as the "Exchange Act"), and any "Affiliate" or "Associate" (as defined in Rule 12b-2 of the Exchange Act) of any such individual, corporation, partnership or other person or entity which, as of the record date for the determination of Shareholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of such transaction, together with their Affiliates and Associates, are "Beneficial Owners" (as defined in Rule 13d-3 of the Exchange Act) in the aggregate of ten percent or more of the outstanding shares of any class or series of capital stock of the Corporation.~~

~~3.     The term "Substantial Part" shall mean more than 10% of the fair market value, as determined by three-fourths of the Continuing Directors, of the total consolidated assets of the Corporation and its subsidiaries taken as a whole, as of the end of its most recent fiscal year ending prior to the time the determination is being made.~~

~~4.     For the purposes of subparagraph B. 1. of Paragraph One of this Article Eighth, the term "other consideration to be received" shall include, without limitation, Common stock or other capital stock of the Corporation retained by Shareholders of the Corporation other than Related Persons or parties to such Business Combination in which the Corporation is the surviving corporation.~~

III-2

~~5.     The term "Continuing Director" shall mean a director who either (i) was a member of the Board of Directors of the Corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person, or (ii) has been designated (before his or her initial election as director) as a Continuing Director by a majority of the then Continuing Directors.~~

~~6.     A "Related Person" shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Related Person became a Beneficial Owner thereof. With respect to the shares owned by Affiliates, Associates or other persons whose ownership is aggregated with that of a Related Person under the foregoing definition of Related Person, if the price paid by such Related Person for such shares is not determinable by the Continuing Directors, such price shall be deemed to be the higher of (i) the price paid upon the acquisition thereof by the Affiliate, Associate or other person or (ii) the market price of the shares in question at the time when the Related Person became a Beneficial Owner thereof.~~

~~7.     The terms "Highest Per Share Price" and "Highest Equivalent Price" as used in this Article Eighth shall mean the following: If there is only one class of capital stock of the Corporation issued and outstanding, the Highest Per Share Price shall mean the highest price that can be determined to have been paid at any time, or to have been agreed to be paid, by the Related Person for any share or shares of that class of capital stock. If there is more than one class of capital stock of the Corporation issued and outstanding, the Highest Equivalent Price shall mean with respect to each class and series of capital stock of the Corporation, the amount determined by three-fourths of the Continuing Directors, on whatever basis they believe is appropriate, to be the highest per share price equivalent for each such class or series of the highest price that can be determined to have been paid at any time, or to have been agreed to be paid, by the Related Person for any share or shares of any class or series of capital stock of the Corporation. In determining the Highest Per Share Price and Highest Equivalent Price, all acquisitions by the Related Person shall be taken into account regardless of whether the shares were acquired before or after the Related Person became a Related Person. The Highest Per Shares Price and the Highest Equivalent Price shall also include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by the Related Person with respect to the shares of capital stock of the Corporation acquired by the Related Person.~~

~~II.     The Board of Directors of the Corporation shall have the power and duty to determine for the purposes of this Article Eighth on the basis of information then known to it, (i) whether any person is an Affiliate or Associate of another person, (ii) whether any proposed sale, lease, exchange or other disposition of part of the properties or assets of the Corporation involves a Substantial Part of the properties or assets of the Corporation and (iii) the value of the Highest Per Share Price and Highest Equivalent Price. Any such reasonable determination by the Board shall be conclusive and binding for all purposes of this Article Eighth.~~

~~III.    Any amendment, change or repeal of this Article Eighth, or any other amendment of this Restated Certificate of Incorporation which will have the effect of modifying or permitting circumvention of this Article Eighth, shall require the favorable vote, at a meeting of the Shareholders of the Corporation, of (a) the holders of at least 75% of the then outstanding shares of capital stock of the Corporation entitled to vote and (b) a majority of the outstanding shares of capital stock of the Corporation entitled to vote of which a Related Person is not a Beneficial Owner; provided, however, that this Paragraph III shall not apply to, and such 75% and majority vote shall not be required for, any such amendment, change or repeal recommended to Shareholders by the affirmative vote of not less than three-fourths of the Continuing Directors, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the General Corporation Law of the State of Delaware.~~

III-3

NINTH

Any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of not less than ~~75% of the outstanding shares of capital stock of the Corporation entitled to vote. Any amendment, change or repeal of this Article Ninth, or any other amendment of this Restated Certificate of Incorporation which will have the effect of modifying or permitting circumvention of this Article Ninth, shall require the favorable vote, at a meeting of the Shareholders of the Corporation, of the holders of at lease 75% of the then~~a majority of the outstanding shares of capital stock of the Corporation entitled to vote~~; provided, however, that such 75% vote shall not be required for any such amendment, change or repeal recommended to Shareholders by the affirmative vote of not less than three-fourths of the Board of Directors, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the General Corporation Law of the State of Delaware~~ on the matter that is the subject of the consent.

III-4

APPENDIX IV

PROPOSED AMENDMENTS TO BYLAWS

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF MEETING.    All meetings of the stockholders of this Corporation shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2. ANNUAL MEETING OF STOCKHOLDERS.    The annual meeting of stockholders shall be held on the third Tuesday of May of each year, if not a legal holiday, and, if a legal holiday, then on the next secular day following, at 9:30 a.m., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. The purpose or purposes of said meeting shall be to elect directors, and to transact such other business as may properly be brought before the meeting.

SECTION 3. NOTICE OF MEETING OF STOCKHOLDERS.    Written notice of every meeting of stockholders stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

SECTION 4. LIST OF STOCKHOLDERS ENTITLED TO VOTE.    The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 5. SPECIAL MEETINGS OF STOCKHOLDERS.    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's certificate of incorporation, may be called by the Chairman of the Board of Directors or, during the absence or disability of the Chairman or while that office is vacant, by the President; and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning, in the aggregate, at least ~~seventy-five percent (75%) in amount~~a majority of the ~~entire~~ capital stock of the Corporation issued and outstanding and entitled to vote at such special meeting. Such request shall state the purpose or purposes of the proposed meeting.

SECTION 6. QUORUM OF STOCKHOLDERS.    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Corporation's certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7. REQUIRED VOTE.    When a quorum is present at any meeting, the vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the matter in question shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by statute, these bylaws or by the Corporation's certificate of incorporation.

SECTION 8. ONE VOTE PER SHARE.    Unless otherwise provided in the Corporation's certificate of incorporation or in a certificate filed pursuant to Section 151(g) of the General Corporation Law of Delaware, as amended, each stockholder shall at every meeting of the stockholders be entitled to one vote, in person or by proxy, for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period.

SECTION 9. NATURE OF BUSINESS.    At any meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors or by any stockholder who complies with the procedures set forth in this Section 9. No business may be transacted at any meeting of stockholders, other than business that is either:

  (a)
  specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

  (b)
  otherwise properly brought before such meeting of stockholders by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

  (c)
  in the case of an annual meeting of stockholders, otherwise properly brought before such meeting by any stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such annual meeting of stockholders; and (ii) who complies with the notice procedures set forth in this Section 9.

Time of Stockholder's Notice. In addition to any other applicable requirements, such as the requirements set forth in Article III, Section 12 of the Corporation's bylaws regarding director candidate nominations, for business to be properly brought before an annual meeting of stockholders by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary of the Corporation must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the immediately preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting of stockholders was first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For purpose of this Section 9, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the

Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Notwithstanding anything in the second sentence of the immediately preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary or mailed and received at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

Form of Stockholder's Notice. To be in proper written form, a stockholder's notice to the Secretary of the Corporation must set forth as to each matter such stockholder proposes to bring before the annual meeting of stockholders: (a) a brief description of the business desired to be brought before the annual meeting of stockholders and the reasons for conducting such business at the annual meeting of stockholders; (b) the name and address of such stockholder and beneficial owner, if any, as they appear on the Corporation's books; (c) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred); (d) as of the date of such notice, a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (e) any other information which would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the proposal pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder if such stockholder were engaged in such a solicitation; and (f) a representation that such stockholder intends to appear in person or by proxy at the annual meeting of stockholders to bring such business before the meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting of stockholders in accordance with the procedures set forth in this Section 9, provided, however, that once business has been properly brought before the annual meeting of stockholders in accordance with such procedures, nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting of stockholders determines that business was not properly brought before the annual meeting of stockholders in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. When a meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than thirty (30) days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which case notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting as originally notified.

 ARTICLE VIII

AMENDMENTS

SECTION 1. AMENDMENT BY REGULAR VOTE.    These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Corporation's certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such special meeting.

~~SECTION 2. AMENDMENT BY 75% VOTE.    The affirmative vote of 75% of the total Board of Directors is required to alter, amend, repeal, add to or otherwise change the effects of Article V, Section 12; or this Article VIII, Section 2 of the Corporation's bylaws.~~

Location of Comerica Incorporated
2011 Annual Meeting of Shareholders

Comerica Bank Tower
1717 Main Street, 4th Floor
Dallas, Texas 75201

Comerica Bank Tower is located on the corner of Main Street and North Ervay Street in downtown Dallas.

Briefcases, purses and other bags brought to the meeting may be subject to inspection at the door.

PLEASE VOTE BY TELEPHONE OR THE INTERNET.
PLEASE READ THE INSTRUCTIONS BELOW.

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2011 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

VOTE BY TELEPHONE: 1-800-560-1965

•
Use any touch-tone telephone to vote your proxy.

•
Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

•
Follow the simple instructions the system provides you.

•
You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 25, 2011. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 24, 2011.

(OR)

VOTE BY THE INTERNET: http://www.ematerials.com/cma

•
Use the Internet to vote your proxy.

•
Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

•
Follow the simple instructions to obtain your records and create an electronic ballot.

•
You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 25, 2011. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 24, 2011.

If you vote by telephone or the Internet, please do not mail your proxy card.

THANK YOU FOR VOTING BY TELEPHONE OR THE INTERNET.

Important Notice Regarding Delivery of
Security Holder Documents

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated ("Comerica") to deliver a single copy of its annual report to security holders, proxy statement, or notice of Internet availability of proxy materials, as applicable, to any household at which two or more shareholders reside who share the same last name or whom Comerica reasonably believes to be members of the same family. This procedure is referred to as "Householding." The Delaware General Corporation Law also allows Householding of notices to shareholders.

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one copy of Comerica's annual report to security holders, notice of annual or special meeting of shareholders, proxy statement, or notice of Internet availability of proxy materials, as applicable. We will deliver, together with or subsequent to delivery of the proxy statement, a separate proxy card for each registered shareholder at your address. Householding may not apply with respect to accounts under certain of Comerica's employee benefit plans.

If you object to Householding, or if you wish to revoke your consent to Householding in the future, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at (877) 602-7615. You will need to enter your account number and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household, as well as the cost to Comerica of preparing and mailing duplicate materials.

A. ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees. 1. Nominees: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. Roger A. Cregg ¦ ¦ ¦ 03. Alfred A. Piergallini ¦ ¦ ¦ 02. T. Kevin DeNicola ¦ ¦ ¦ 04. Nina G. Vaca ¦ ¦ ¦ B. DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2 through 5 and recommends ONE YEAR for Item 6. 2. Ratification of the Appointment of Ernst & Young as Independent Auditors ¦ For ¦ Against ¦ Abstain 3. Approval of the Comerica Incorporated 2011 Management Incentive Plan ¦ For ¦ Against ¦ Abstain 4. Amendment of the Certificate of Incorporation and Bylaws to Eliminate Supermajority Provisions ¦ For ¦ Against ¦ Abstain 5. Non-Binding, Advisory Proposal Approving Executive Compensation ¦ For ¦ Against ¦ Abstain 6. Non-Binding, Advisory Vote on the Frequency that Shareholders are to be Presented with Advisory Proposals Approving Executive Compensation ¦ 1 Year ¦ 2 Years ¦ 3 Years ¦ Abstain IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, FOR ITEMS 2 THROUGH 5 AND ONE YEAR FOR ITEM 6. Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. COMPANY # Please fold here – Do not separate TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. Address Change? Mark box, sign, and indicate changes below: ¦ Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMERICA INCORPORATED 2011 ANNUAL MEETING OF SHAREHOLDERS Tuesday, April 26, 2011 9:30 a.m., Central Time Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 26, 2011. The proxy statement and annual report to security holders are available at www.ematerials.com/cma. If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/cma and follow the instructions. proxy This Proxy is Solicited on Behalf of the Board of Directors. The undersigned appoints Jon W. Bilstrom and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on February 25, 2011, at the Annual Meeting of Shareholders to be held on April 26, 2011, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting. This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans. COMERICA INCORPORATED 2011 ANNUAL MEETING OF SHAREHOLDERS APRIL 26, 2011 9:30 a.m., Central Time Vote by Internet, Telephone or Mail Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. 110833 INTERNET www.ematerials.com/cma Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 25, 2011. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 24, 2011. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot. TELEPHONE 1-800-560-1965 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 25, 2011. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 24, 2011. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.